Centennial California Tax Exempt Trust

--------------------------------------------------------------------------------



Prospectus dated November 1, 1999

Centennial California Tax Exempt Trust is a money market mutual fund. It seeks the maximum current income that is exempt from federal, and California personal income taxes for individual investors as is consistent with preservation of capital. The Trust invests in short-term, high-quality "money market" instruments.

This Prospectus contains important information about the Trust's objective, its investment policies, strategies and risks. It also contains important information about As with all mutual funds, the how to buy and sell shares of the Securities and Exchange Commission has Trust and other account features. not approved or disapproved the Trust's Please read this Prospectus carefully securities nor has it determined that before you invest and keep it for this Prospectus is accurate or future reference about your account. complete. It is a criminal offense to represent otherwise.

--------------------------------------------------------------------------------

2

CONTENTS

                  A B O U T  T H E  T R U S T


                  The Trust's Investment Objective and Strategies


                  Main Risks of Investing in the Trust

                  The Trust's Past Performance

                  Fees and Expenses of the Trust

                  About the Trust's Investments

                  How the Trust is Managed

                  A B O U T  Y O U R  A C C O U N T

                  How to Buy Shares

                  Automatic Purchase and Redemption Programs
                  Direct Shareholders


                  How to Sell Shares

                  Automatic Purchase and Redemption Programs
                  Direct Shareholders



                  How to Exchange Shares

                  Shareholder Account Rules and Policies

                  Dividends and Tax Information

                  Financial Highlights

26

A B O U T  T H E  T R U S T


The Trust's Investment Objective and Strategies


WHAT IS THE TRUST'S INVESTMENT OBJECTIVE? The Trust seeks the maximum current interest income exempt from federal and California personal income taxes for individual investors as is consistent with the preservation of capital.


WHAT DOES THE TRUST INVEST IN? The Trust is a money market fund. It invests in a variety of high-quality money market instruments to seek income. Money market instruments are short-term, U.S. dollar-denominated debt instruments issued by the U.S. government, domestic and foreign corporations and financial institutions and other entities. They include, for example, bank obligations, repurchase agreements, commercial paper, other corporate debt obligations and government debt obligations. To be considered "high-quality," generally they must be rated in one of the two highest credit-quality categories for short-term securities by nationally recognized rating services. If unrated, a security must be determined by the Trust's investment manager to be of comparable quality to rated securities.

      The Trust normally attempts to invest 100% of its assets in municipal securities and at least 65% of its assets in obligations of the State of California and its political subdivisions, agencies and instrumentalities or obligations of commonwealths or territories of the United States, the interest from which is not subject to California personal income tax in the opinion of bond counsel to the respective issuer. As a fundamental policy, the Trust will not make any investment that will reduce the portion of its total assets that are invested in municipal securities to less than 80%. . The Trust will not invest more than 20% of its net assets in municipal securities the income on which may be a tax preference item that would increase an individual investor's alternative minimum tax.

WHO IS THE TRUST DESIGNED FOR? The Trust is designed for investors who want to earn income at current money market rates while preserving the value of their investment, because the Trust tries to keep its share price stable at $1.00. Income on short-term money market instruments tends to be lower than income on longer term debt securities, so the Trust's yield will likely be lower than the yield on longer-term fixed income funds. The Trust does not invest for the purpose of seeking capital appreciation or gains and is not a complete investment program.


Main Risks of Investing in the Trust


All investments carry risks to some degree. Funds that invest in debt obligations for income may be subject to credit risks and interest rate risks. However, the Trust's investments must meet strict standards set by its Board of Trustees following rules for money market funds under federal law. Those standards include requirements for maintaining high credit quality in the Trust's portfolio, a short average portfolio maturity to reduce the effects of changes in interest rates on the value of the Trust's securities and investing in a wide variety of issuers to reduce the effects of a default by any one issuer on the Trust's overall portfolio and the value of the Trust's shares.

      Even so, there are risks that any of the Trust's holdings could have its credit rating downgraded, or the issuer could default, or that interest rates could rise sharply, causing the value of the Trust's investments (and its share price) to fall. As a result, there is a risk that the Trust's shares could fall below $1.00 per share. If there is a high redemption demand for the Trust's shares that was not anticipated, portfolio securities might have to be sold prior to their maturity at a loss. Also, there is the risk that the value of your investment could be eroded over time by the effects of inflation, and that poor security selection could cause the Trust to underperform other funds with similar objectives.


Risks of  Non-Diversification -- Investments in California Municipal Securities.
      The Trust is "non-diversified." That means that compared to funds that are diversified, it can invest a greater portion of its assets in the securities of one issuer, such as bonds issued by the State of California. Having a higher percentage of its assets invested in the securities of fewer issuers, particularly obligations of government issuers of a single state, could result in greater credit risk exposure to a smaller number of issuers due to economic, regulatory or political problems in California. However, the Trust is currently subject to certain diversification requirements under rules for money market funds under federal law.

-------------------------------------------------------------------------------
An investment in the Trust is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Trust seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Trust.
--------------------------------------------------------------------------------


      The Trust's investment manager, Centennial Asset Management Corporation (referred to in this Prospectus as the Manager) tries to reduce risks by carefully researching investments before the Trust buys them. The rate of the Trust's income will vary from day to day, generally reflecting changes in overall short-term interest rates. There is no assurance that the Trust will achieve its investment objective.


The Trust's Past Performance


The bar chart and table below show how the Trust's returns may vary over time, by showing changes in the Trust's performance from year to year for the calendar years since the Trust's inception and average annual total returns for the 1- and 5- year periods and the life of the Trust. Variability of returns is one measure of the risks of investing in a money market fund. The Trust's past investment performance does not predict how the Trust will perform in the future.


Annual Total Returns (as of 12/31 each year)

[See appendix to prospectus for annual total return data for bar chart.]


For the period from 1/1/99 through 9/30/99 the cumulative total return (not annualized) was 1.78%. During the period shown in the bar chart, the highest return (not annualized) for a calendar quarter was 0.98% (2nd Q '91) and the lowest return (not annualized) for a calendar quarter was 0.42% (1st Q '94).


--------------------------------------------------------------------------------

Average Annual Total Returns
for the periods ended December 31,    1 Year    5 Years         Life of Trust
1998

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Centennial California Tax Exempt      2.57%     2.75%           2.89%
Trust

--------------------------------------------------------------------------------

The returns measure the performance of a hypothetical account and assume that all dividends have been reinvested in additional shares.


The total returns are not the Trust's current yield. The Trust's yield more closely reflects the Trust's current earnings. To obtain the Trust's current 7-day yield, please call the Transfer Agent toll-free at 1-800-525-9310.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Fees and Expenses of the Trust


The Trust pays a variety of expenses directly for investment management, administration and other services. Those expenses are subtracted from the Trust's assets to calculate the Trust's net asset value per share. All shareholders therefore pay those expenses indirectly. The following tables are meant to help you understand the fees and expenses you may pay if you buy and hold shares of the Trust. The numbers below are based upon the Trust's expenses during its fiscal year ended June 30, 1999.

SHAREHOLDER FEES. The Trust does not charge any initial sales charge to buy shares or to reinvest dividends. There are no exchange fees or redemption fees and no contingent deferred sales charges (unless you buy Trust shares by exchanging Class A shares of other eligible funds that were purchased subject to a contingent deferred sales charge, as described in "How to Sell Shares").


Annual Trust Operating Expenses (deducted from Trust assets):
(% of average daily net assets)

 ------------------------------------------------------------------------------

 Management Fees                              0.50%

 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------

 Distribution and/or Service (12b-1) Fees     0.20%

 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------

 Other Expenses                               0.10%

 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------

 Total Annual Operating Expenses              0.80%

 ------------------------------------------------------------------------------

"Other expenses" include transfer agent fees, custodial fees, and accounting and legal expenses the Trust pays. The "Total Annual Operating Expenses" were reduced by a voluntary expense assumption undertaken by the Manager. With that expense assumption, the "Management Fees" and the "Total Annual Operating Expenses" were 0.48%, 0.78%, respectively. The expense assumption is described below in the "How the Trust is Managed" and may be amended or withdrawn at any time.

EXAMPLE. The following example is intended to help you compare the cost of investing in the Trust with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in shares of the Trust for the time periods indicated and reinvest your dividends and distributions. The example also assumes that your investment has a 5% return each year and that the Trust's operating expenses remain the same. Your actual costs may be higher or lower, because expenses will vary over time. Based on these assumptions your expenses would be as follows, whether or not you redeem your investment at the end of each period:


  -----------------------------------------------------------------------------
                                1 year      3 years     5 years    10 years
  -----------------------------------------------------------------------------
  -----------------------------------------------------------------------------

                                $82         $255        $444       $990

  -----------------------------------------------------------------------------

About the Trust's Investments


THE TRUST'S PRINCIPAL INVESTMENT POLICIES. The Trust invests in short-term money market securities meeting quality, maturity and diversification standards established by its Board of Trustees as well as rules that apply to money market funds under the Investment Company Act. The Statement of Additional Information contains more detailed information about the Trust's investment policies and risks.

What Types of Money Market Securities Does the Trust Invest In? Money market instruments are high-quality, short-term debt instruments. They may have fixed, variable or floating interest rates. All of the Trust's money market investments must meet the special quality and maturity requirements set under the Investment Company Act and the special standards set by the Board described briefly below. The following is a brief description of the types of money market securities the Trust may invest in.

   Municipal Securities. The Trust buys municipal bonds and notes, tax-exempt commercial paper, certificates of participation in municipal leases and other debt obligations. These are debt obligations issued by or on behalf of the State of California, other states and the District of Columbia, their political subdivisions (such as cities, towns and counties), or by their agencies, instrumentalities and authorities, if the interest paid on the security is not subject to federal individual income tax in the opinion of bond counsel to the issuer. All of these types of debt obligations are referred to as "municipal securities" in this Prospectus. All municipal securities in which the Trust invests must have, or, pursuant to regulations adopted by the Securities and Exchange Commission, be deemed to have, remaining maturities of one year or less at the date the Trust purchases them.

o Other Money Market Obligations. The balance of the Trust's assets may be invested in investments, the income from which may be taxable. The Trust's taxable investments include repurchase agreements, municipal securities issued to benefit a private user and certain temporary investments. These investments are described below under "Other Investment Strategies" or in the Statement of Additional Information. Normally, the Trust will not invest more than 20% of its total assets in taxable investments.

      Additionally, the Trust may buy other money market instruments that the Manager approves under procedures adopted by the Board of Trustees. They must be U.S. dollar-denominated short-term investments that the Manager must determine to have minimal credit risks.

What Standards Apply to the Trust's Investments? Money market instruments are subject to credit risk, the risk that the issuer might not make timely payments of interest on the security or repay principal when it is due. The Trust may buy only those investments that meet standards set by the Board of Trustees and in the Investment Company Act for money market funds. The Trust's Board has adopted evaluation procedures for the Trust's portfolio, and the Manager has the responsibility to implement those procedures when selecting investments for the Trust.

In general, the Trust buys only high-quality investments that the Manager believes present minimal credit risk at the time of purchase. "High-quality" investments are:

o rated in one of the two highest short-term rating categories of two national rating organizations, or

o rated by one rating organization in one of its two highest rating categories (if only one rating organization has rated the investment), or

o unrated investments that the Manager determines are comparable in quality to the two highest rating categories.

      The procedures also limit the amount of the Trust's assets that can be invested in the securities of any one issuer (other than the U.S. government, its agencies and instrumentalities), to spread the Trust's investment risks. Some of the Trust's investment restrictions are more restrictive than the standards that apply to all money market funds. For example, as a fundamental policy, the Trust may not invest in any debt instrument having a maturity in excess of one year from the date of the investment. Finally, the Trust must maintain a dollar-weighted average portfolio maturity of not more than 90 days, to reduce interest rate risks.

Can   the  Trust's  Investment  Objective  and  Policies  Change?  The  Board of
      Trustees of the Trust can change non-fundamental policies without shareholder approval, although significant changes will be described in amendments to this Prospectus. Fundamental policies cannot be changed without the approval of a majority of the Trust's outstanding voting shares. The Trust's investment objective is a fundamental policy. Some investment restrictions that are fundamental polices are listed in the Statement of Additional Information. An investment policy is not fundamental unless this Prospectus or the Statement of Additional Information says that it is.

OTHER INVESTMENT STRATEGIES. To seek its objective, the Trust can also use the investment techniques and strategies described below. The Trust might not always use all of these techniques and strategies. These techniques involve certain risks. The Statement of Additional Information contains more information about some of these practices, including limitations on their use that are designed to reduce some of the risks.

Floating Rate/Variable Rate Notes. The Trust can purchase investments with floating or variable interest rates. Variable rates are adjustable at stated periodic intervals. Floating rates are adjusted automatically according to a specified market rate or benchmark, such as the prime rate of a bank. If the maturity of an investment is greater than one year, it may be purchased only if it has a demand feature. That feature must permit the Trust to recover the principal amount of the investment on not more than thirty days' notice at any time, or at specified times not exceeding one year from purchase.


"When-Issued" and "Delayed-Delivery" Transactions. The Trust can purchase municipal securities on a "when-issued" basis and may purchase or sell such securities on a "delayed- delivery" basis. These terms refer to securities that have been created and for which a market exists, but which are not available for immediate delivery. The Trust does not intend to make such purchases for speculative purposes. During the period between the purchase and settlement, no payment is made for the security and no interest accrues to the buyer from the investment. There is a risk of loss to the Trust if the value of the security declines prior to the settlement date.


Municipal Lease Obligations. Municipal leases are used by state and local government authorities to obtain funds to acquire land, equipment or facilities. The Trust may invest in certificates of participation that represent a proportionate interest in payments made under municipal lease obligations. Some municipal lease obligations have a special risk that the municipal government might not make lease or installment payments unless money is appropriated for that purpose annually. If the government stops making payments or transfers its payment obligations to a private entity, the obligation could lose value or become taxable. Some of these obligations might not have an active trading market and would be subject to the fund's limits on "illiquid" securities described below. From time to time the Trust may invest more than 5% of its net assets in municipal lease obligations that the Manager has determined to be liquid under guidelines set by the Trust's Board of Trustees.

Illiquid and Restricted Securities. Investments may be illiquid because they have no active trading market, making it difficult to value them or dispose of them promptly at an acceptable price. A restricted security is one that has a contractual limit on resale or which cannot be sold publicly until it is registered under federal securities laws. The Trust will not invest more than 10% of its net assets in illiquid or restricted securities. That limit does not apply to certain restricted securities that are eligible for resale to qualified institutional purchasers. The Manager monitors holdings of illiquid securities on an ongoing basis to determine whether to sell any holdings to maintain adequate liquidity. Difficulty in selling a security may result in a loss to the Trust or additional costs.


Demand Features and Guarantees. The Trust may invest a significant percentage of its assets in municipal securities that have demand features, guarantees or similar credit and liquidity enhancements. A demand feature permits the holder of the security to sell the security within a specified period of time at a stated price and entitles the holder of the security to receive an amount equal to the approximate amortized cost of the security plus accrued interest. A guarantee permits the holder of the security to receive, upon presentment to the guarantor, the principal amount of the underlying security plus accrued interest when due or upon default. A guarantee is the unconditional obligation of an entity other than the issuer of the security. Demand features and guarantees can effectively:
o      shorten the maturity of a variable or floating rate security,
o      enhance the security's credit quality and
o      enhance the ability to sell the security.

      The aggregate price for a security subject to a demand feature or a guarantee may be higher than the price that would otherwise be paid for the security without the guarantee or the demand feature. When the Trust purchases securities subject to guarantees or demand features, there is an increase in the cost of the underlying security and a corresponding reduction in its yield. Because the Trust invests in securities backed by banks and other financial institutions, changes in the credit quality of these institutions could cause losses to the Trust. Therefore, an investment in the Trust may be riskier than an investment in other types of money market funds.


Repurchase Agreements. The Trust may enter into repurchase agreements. In a repurchase transaction, the Trust buys a security and simultaneously sells it to the vendor for delivery at a future date. Repurchase agreements must be fully collateralized. However, if the vendor fails to pay the resale price on the delivery date, the Trust may incur costs in disposing of the collateral and may experience losses if there is any delay in its ability to do so. The Trust will not enter into repurchase transactions that will cause more than 10% of the Trust's net assets to be subject to repurchase agreements having a maturity beyond seven days. There is no limit on the amount of the Trust's net assets that may be subject to repurchase agreements of 7 days or less. Income earned on repurchase transactions is not tax exempt and accordingly, under normal market conditions, the Trust will limit its investments in repurchase transactions to 20% of its total assets.

Temporary Investments. In times of unstable or adverse market or economic conditions, the Trust can invest up to 100% of its assets in temporary defensive investments. These temporary investments can include:

o obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities,

o bankers' acceptances; taxable commercial paper rated in the highest category by a Rating Organization,

o short-term taxable debt obligations rated in one of the two highest rating categories of a Rating Organization, o certificates of deposit of domestic banks, and

o repurchase agreements.


      To the extent the Trust assumes a temporary defensive position, a significant portion of the Trust's distributions may be subject to federal and California income taxes.

How the Trust is Managed


THE MANAGER. The investment adviser for the Trust is the Manager, Centennial Asset Management Corporation. The Manager chooses the Trust's investments and handles its day-to-day business. The Manager carries out its duties subject to the policies established by the Board of Trustees, under an Investment Advisory Agreement which states the Manager's responsibilities. The Agreement sets the fees paid by the Trust to the Manager and describes the expenses that the Trust is responsible to pay to conduct its business.

      The Manager, a wholly-owned subsidiary of OppenheimerFunds, Inc., has operated as an investment advisor since 1978. As of June 30, 1999, the Manager and its affiliates managed assets of more than $110 billion, including private accounts and investment companies having more than 5 million shareholder accounts. The Manager is located at 6803 South Tucson Way, Englewood, Colorado 80112.

Portfolio Manager. Michael Carbuto is the portfolio manager of the Trust. He is the person principally responsible for the day-to-day management of the Trust's portfolio. Mr. Carbuto has had this responsibility since June 1990. Mr. Carbuto is a Vice President of the Manager and OppenheimerFunds, Inc. and is an officer and portfolio manager of other funds for which the Manager serves as investment adviser.

Advisory Fees.  Under the  Investment  Advisory  Agreement,  the Trust  pays the
     Manager an advisory fee at an annual rate that declines on additional assets as the Trust grows. That fee is computed on the average annual net assets of the Trust as of the close of each business day. The annual rates are: 0.500% of the first $250 million of the Trust's net assets; 0.475% of the next $250 million; 0.450% of the next $250 million; 0.425% of the next $250 million and; 0.400% of net assets in excess of $1 billion. The Manager has voluntarily undertaken to assume any expenses of the Trust in any fiscal year they exceed 0.80% of the Trust's average annual net assets. The Manager reserves the right to amend or terminate that expense assumption at any time. The Trust's management fee for its fiscal year ended June 30, 1999 was 0.50% of the Trust's average annual net assets.

YEAR 2000 ISSUES. Because many computer software systems in use today cannot distinguish the year 2000 from the year 1900, the markets for securities in which the Trust invests could be detrimentally affected by computer failures beginning January 1, 2000. Failure of computer systems used for securities trading could result in settlement and liquidity problems for the Trust and other investors. That failure could have a negative impact on the handling of securities trades, pricing and accounting services. Data processing errors by government issuers of securities could result in economic uncertainties. Issuers might incur substantial costs in attempting to prevent or fix such errors, all of which could have a negative effect on the Trust's investments and returns.

      The Manager, the Distributor and the Transfer Agent have been working on necessary changes to their computer systems to deal with the year 2000 and expect that their systems will be adapted in time for that event, although there cannot be assurance of success. Additionally, the services they provide depend on the interaction of their computer systems with those of brokers, information services, the Trust's custodian bank and other parties. Therefore, any failure of the computer systems of those parties to deal with the year 2000 might also have a negative effect on the services they provide to the Trust. The extent of that risk cannot be ascertained at this time.


A B O U T  Y O U R  A C C O U N T

How to Buy Shares


HOW ARE SHARE PRICES DETERMINED? Shares of the Trust are sold at their offering price, which is the net asset value per share without any sales charge. The net asset value per share will normally remain fixed at $1.00 per share. However, there is no guarantee that the Trust will be able to maintain a stable net asset value of $1.00 per share.

      The offering price that applies to a purchase order is based on the next calculation of the net asset value per share that is made after the Sub-Distributor (OppenheimerFunds Distributor, Inc. is the Sub-Distributor for the Trust) receives the purchase order at its offices in Denver, Colorado, or after any agent appointed by the Sub-Distributor receives the order and sends it to the Sub-Distributor as described below.

How is the Trust's Net Asset Value Determined? The net asset value of shares of the Trust is determined twice each day, at 12:00 Noon and at 4:00 P.M., on each day The New York Stock Exchange is open for trading (referred to in this Prospectus as a "regular business day"). All references to time in this Prospectus mean "New York time."

      The net asset value per share is determined by dividing the value of the Trust's net assets by the number of shares that are outstanding. Under a policy adopted by the Board of Trustees, the Trust uses the amortized cost method to value its securities to determine net asset value.

      The shares of the Trust offered by this Prospectus are considered to be Class A shares for the purposes of exchanging them or reinvesting distributions among other eligible funds that offer more than one class of shares.

IS THERE A MINIMUM INVESTMENT? There is a minimum initial investment described below depending on how you buy and pay for your shares. You can make additional investments at any time with as little as $25. The minimum investment requirements do not apply to reinvesting distributions from the Trust or other eligible funds (a list of them appears in the Statement of Additional
Information,  or you  can ask  your  dealer  or  call  the  Transfer  Agent)  or reinvesting distributions from unit investment trusts that have made arrangements with the Distributor. . HOW ARE SHARES PURCHASED? You can buy shares in one of several ways:

BuyingShares Through a Dealer's Automatic Purchase and Redemption  Program.  You
      can buy shares of the Trust through a broker-dealer that has a sales agreement with the Trust's Sub-Distributor that allows shares to be purchased through the dealer's Automatic Purchase and Redemption Program. Shares of the Trust are sold mainly to customers of participating dealers that offer the Trust's shares under these special purchase programs. If you participate in an Automatic Purchase and Redemption Program established by your dealer, your dealer buys shares of the Trust for your account with the dealer. Program participants should also read the description of the program provided by their dealer.

BuyingShares  Through Your  Dealer.  If you do not  participate  in an Automatic
      Purchase and Redemption Program, you may buy shares of the Trust through any broker-dealer that has a sales agreement with the Sub-Distributor. Your dealer will place your order with the Sub-Distributor on your behalf.

BuyingShares Directly Through the Sub-Distributor. You can also purchase shares directly through the Sub-Distributor. Shareholders who make purchases directly and hold shares in their own names are referred to as "direct shareholders" in this Prospectus.

      The Sub-Distributor may appoint servicing agents to accept purchase (and redemption) orders, including broker-dealers that have established Automatic Purchase and Redemption Programs. The Sub-Distributor, in its sole discretion, may reject any purchase order for shares of the Trust.

AUTOMATIC PURCHASE AND REDEMPTION PROGRAMS? If you buy shares of the Trust through your broker-dealer's Automatic Purchase and Redemption Program, your broker-dealer will buy your shares for your Program Account and will hold your shares in your broker-dealer's name. These purchases will be made under the procedures described in "Guaranteed Payment" below. Your Automatic Purchase and Redemption Program Account may have minimum investment requirements established by your broker-dealer. You should direct all questions about your Automatic Purchase and Redemption Program to your broker-dealer, because the Trust's transfer agent does not have access to information about your account under that Program.

Guaranteed Payment  Procedures.  Some  broker-dealers may have arrangements with the Sub-Distributor to enable them to place purchase orders for shares of the Trust and to guarantee that the Trust's custodian bank will receive Federal Funds to pay for the shares prior to specified times. Broker-dealers whose clients participate in Automatic Purchase and Redemption Programs may use these guaranteed payment procedures to pay for purchases of shares of the Trust.

   If the Distributor receives a purchase order before 12:00 Noon on a regular business day with the broker-dealer's guarantee that the Trust's custodian bank will receive payment for those shares in Federal Funds by 2:00 P.M. on that same day, the order will be effected at the net asset value determined at 12:00 Noon that day. Distributions will begin to accrue on the shares on that day if the Federal Funds are received by the required time.

   If the Distributor receives a purchase order after 12:00 Noon on a regular business day with the broker-dealer's guarantee that the Trust's custodian bank will receive payment for those shares in Federal Funds by 2:00 P.M. on that same day, the order will be effected at the net asset value determined at 4:00 P.M. that day. Distributions will begin to accrue on the shares on that day if the Federal Funds are received by the required time.


   If the Distributor receives a purchase order between 12:00 Noon and 4:00 P.M.
      on a regular business day with the broker-dealer's guarantee that the Trust's custodian bank will receive payment for those shares in Federal
      Funds by 4:00 P.M. the next regular business day, the order will be effected at the net asset value determined at 4:00 P.M. on the day the order is received and distributions will begin to accrue on the shares purchased on the next regular business day if the Federal Funds are received by the required time.


HOW CAN DIRECT SHAREHOLDERS BUY SHARES? Direct shareholders may buy shares of the Trust by completing a Centennial Funds New Account Application (enclosed with this Prospectus) and sending it to the Sub-Distributor, OppenheimerFunds Distributor, Inc., P.O. Box 5143, Denver, Colorado 80217. Payment must be made by check or by Federal Funds wire as described below. If you don't list a dealer on the application, OppenheimerFunds Distributor, Inc., the Sub-Distributor, will act as your agent in buying the shares. However, we recommend that you discuss your investment with a financial advisor before you make a purchase to be sure that the Trust is appropriate for you.

      The Trust intends to be as fully invested as possible to maximize its yield. Therefore, newly-purchased shares normally will begin to accrue distributions after the Sub-Distributor or its agent accepts your purchase order, starting on the business day after the Trust receives Federal Funds from the purchase payment.

Payment by Check. Direct shareholders may pay for purchases of shares of the Trust by check. Send your check, payable to "OppenheimerFunds Distributor, Inc.," along with your Application to the address listed above. For initial purchases, your check should be payable in U.S. dollars and drawn on a U.S. bank so that distributions will begin to accrue on the next regular business day after the Distributor accepts your purchase order. If your check is not drawn on a U.S. bank and is not payable in U.S. dollars, the shares will not be purchased until the Distributor is able to convert the purchase payment to Federal Funds. In that case distributions will begin to accrue on the purchased shares on the next regular business day after the purchase is made. The minimum initial investment for direct shareholders by check is $500.

Payment by Federal Funds Wire. Direct shareholders may pay for purchases of shares of the Trust by Federal Funds wire. You must also forward your Application to the Sub-Distributor's address listed above. Before sending a wire, call the Sub-Distributor's Wire Department at 1-800-525-9310 (toll-free from within the U.S.) or 303-768-3200 (from outside the U.S.) to notify the Sub-Distributor of the wire, and to receive further instructions.

      Distributions will begin to accrue on the purchased shares on the purchase date that is a regular business day if the Federal Funds from your wire and the Application are received by the Sub-Distributor and accepted by 12:00 Noon. If the Distributor receives the Federal Funds from your wire and accepts the purchase order between 12:00 Noon and 4:00 P.M on the purchase date, distributions will begin to accrue on the shares on the next regular business day. The minimum investment by Federal Funds Wire is $2,500.

Buying Shares Through Automatic Investment Plans. Direct shareholders can purchase shares of the Trust automatically each month by authorizing the Trust's Transfer Agent to debit your account at a U.S. domestic bank or other financial institution. Details are in the Automatic Investment Plan Application and the Statement of Additional Information. The minimum monthly purchase is $25.

Service (12b-1) Plans. The Trust has adopted a service plan. It reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold shares of the Trust. Reimbursement is made quarterly at an annual rate of up to 0.20% of the average annual net assets of the Trust. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions quarterly for providing personal services and maintenance of accounts of their customers that hold shares of the Trust.


How to Sell Shares


You can sell (redeem) some or all of your shares on any regular business day. Your shares will be sold at the next net asset value calculated after your order is received in proper form (which means that it must comply with the procedures described below) and is accepted by the Transfer Agent.


HOW CAN PROGRAM PARTICIPANTS SELL SHARES? If you participate in an Automatic Purchase and Redemption Program sponsored by your broker-dealer, you must redeem shares held in your Program Account by contacting your broker-dealer firm, or you can redeem shares by writing checks as described below. You should not contact the Trust or its Transfer Agent directly to redeem shares held in your Program Account. You may also arrange (but only through your broker-dealer) to have the proceeds of redeemed Trust shares sent by Federal Funds wire, as described below in "Sending Redemption Proceeds by Wire."


HOW CAN DIRECT SHAREHOLDERS REDEEM SHARES? Direct shareholders can redeem their shares by writing a letter to the Transfer Agent, Shareholder Services, Inc., by using checkwriting privileges, or by telephone. You can also set up Automatic Withdrawal Plans to redeem shares on a regular basis. If you have questions about any of these procedures, and especially if you are redeeming shares in a special situation, such as due to the death of the owner or from a retirement plan account, please call the Transfer Agent for assistance first, at 1-800-525-9310.

Certain Requests Require a Signature Guarantee. To protect you and the Trust from fraud, the following redemption requests for accounts of direct shareholders must be in writing and must include a signature guarantee
      (although there may be other situations that also require a signature guarantee):
   o  You wish to redeem $100,000 or more and receive a check

   o The redemption check is not payable to all shareholders listed on the account statement

   o The redemption check is not sent to the address of record on your account statement
   o Shares are being transferred to an account with a different owner or name o Shares are being redeemed by someone (such as an Executor) other than the owners listed in the account registration

Where Can Direct  Shareholders  Have Their Signatures  Guaranteed?  The Transfer
      Agent will accept a guarantee of your signature by a number of financial institutions, including:

o      a U.S. bank, trust company, credit union or savings association,
o      a foreign bank that has a U.S. correspondent bank,
o      a U.S. registered dealer or broker in securities, municipal securities or government securities, or

o a U.S. national securities exchange, a registered securities association or a clearing agency.

      If you are signing on behalf of a corporation, partnership or other business or as a fiduciary, you must also include your title in the signature.


How Can Direct Shareholders Sell Shares by Mail?  Write a letter to the Transfer
      Agent that includes:

   o  Your name
   o  The Trust's name
   o Your account number (from your account statement) o The dollar amount or number of shares to be redeemed o Any special payment instructions o Any share certificates for the shares you are selling

   o The signatures of all registered owners exactly as listed in the account statement, and
   o Any special documents requested by the Transfer Agent to assure proper authorization of the person asking to sell the shares (such as Letters Testamentary of an Executor).


--------------------------------------------------------------------------------
---------------------------------------- ---------------------------------------
Use the following address for            Send courier or express mail
---------------------------------------- requests to:
requests by mail:                        Shareholder Services, Inc.
Shareholder Services, Inc.               10200 E. Girard Avenue, Building D
P.O. Box 5143                            Denver, Colorado 80231
Denver, Colorado 80217-5270
                                         ---------------------------------------


How Can Direct Shareholders Sell Shares by Telephone? Direct shareholders and their dealer representative of record may also sell shares by telephone. To enable you to receive the redemption price on a regular business day, the Transfer Agent must receive the request by 4:00 P.M. on that day. You may not redeem shares held under a share certificate or in a retirement account by telephone. To redeem shares through a service representative, call 1-800-525-9310. The check for proceeds of telephone redemptions will be payable to the shareholder(s) of record and will be sent to the address of record for the account. Up to $100,000 may be redeemed by telephone in any 7-day period. Telephone redemptions are not available within 30 days of changing the address on an account.

Sending Redemption Proceeds By Wire. While the Transfer Agent normally sends direct shareholders their money by check, you can arrange to have the proceeds of the shares you sell sent by Federal Funds wire to a bank account you designate. It must be a commercial bank that is a member of the Federal Reserve wire system. The minimum redemption you can have sent by wire is $2,500. There is a $10 fee for each wire. To find out how to set up this feature on an account or to arrange a wire, direct shareholders should call the Transfer Agent at 1-800-525-9310. If you hold your shares through your dealer's Automatic Purchase and Redemption Program, you must contact your dealer to arrange a Federal Funds wire.

Can Direct Shareholders Submit Requests by Fax? Direct shareholders may send requests for certain types of account transactions to the Transfer Agent by fax (telecopier). Please call 1-800-525-9310 for information about which transactions may be handled this way. Transaction requests submitted by fax are subject to the same rules and restrictions as written and telephone requests described in this Prospectus.

HOW DO I WRITE CHECKS AGAINST MY ACCOUNT? Automatic Purchase and Redemption Program participants may write checks against an account held under their Program, but must arrange for checkwriting privileges through their dealers. Direct shareholders may write checks against their account by requesting that privilege on the account Application or by contacting the Transfer Agent for signature cards. They must be signed (with a signature guarantee) by all owners of the account and returned to the Transfer Agent so that checks can be sent to you to use. Shareholders with joint accounts can elect in writing to have checks paid over the signature of one owner.


   o Checks can be written to the order of whomever you wish, but may not be cashed at the bank the checks are payable through or the Trust's custodian bank
   o Checkwriting privileges are not available for accounts holding shares that are subject to a contingent deferred sales charge.
   o  Checks must be written for at least $250.

   o Checks cannot be paid if they are written for more than your account value.
   o You may not write a check that would require the redemption of shares that were purchased by check or Automatic Investment Plan payments within the prior 10 days.
   o Don't use your checks if you changed your account number, until you receive new checks.


WILL I PAY A SALES CHARGE WHEN I SELL MY SHARES? The Trust does not charge a fee to redeem shares that were bought directly or by reinvesting distributions from the Trust or another Centennial Trust or eligible fund. Generally, there is no fee to redeem shares of the Trust bought by exchange of shares of another Centennial Trust or eligible fund. However, if you acquired shares of the Trust by exchanging Class A shares of another eligible fund that you bought subject to the Class A contingent deferred sales charge, and those shares  are still  subject  to the Class A  contingent  deferred  sales charge when you exchange them into the Trust, then youwill pay the contingent deferred sales charge if you redeem those shares from the Trust within 18 months of the purchase date of the shares of the fund you exchanged.

How to Exchange Shares


Shares of the Trust can be exchanged for shares of certain other Centennial Trusts or other eligible funds, depending on whether you own your shares through your dealer's Automatic Purchase and Redemption Program or as a direct shareholder.

HOW CAN PROGRAM PARTICIPANTS EXCHANGE SHARES? If you participate in an Automatic Purchase and Redemption Program sponsored by your broker-dealer, you may exchange shares held in your Program Account for shares of Centennial Money Market Trust, Centennial Government Trust, Centennial Tax Exempt Trust, Centennial California Tax Exempt Trust and Centennial New York Tax Exempt Trust (referred to in this Prospectus as the "Centennial Trusts"), if available for sale in your state of residence, by contacting your broker- dealer and obtaining a Prospectus of the selected Centennial Trust.

HOW CAN DIRECT SHAREHOLDERS EXCHANGE SHARES? Direct shareholders can exchange shares of the Trust for Class A shares of certain eligible funds listed in the Statement of Additional Information. To exchange shares, you must meet several conditions:


   o Shares of the fund selected for exchange must be available for sale in your state of residence.
   o The prospectuses of the Trust and the fund whose shares you want to buy must offer the exchange privilege.
   o You must hold the shares you buy when you establish your account for at least 7 days before you can exchange them. After the account is open 7 days, you can exchange shares every regular business day.
   o You must meet the minimum purchase requirements for the fund you purchase by exchange.

   o Before exchanging into a fund, you must obtain and read its prospectus.

      Shares of a particular class of an eligible fund may be exchanged only for shares of the same class in other eligible funds. For example, you can exchange shares of the Trust only for Class A shares of another fund, and you can exchange only Class A shares of another eligible fund for shares of the Trust.

      You may pay a sales charge when you exchange shares of the Trust. Because shares of the Trust are sold without sales charge, in some cases you may pay a sales charge when you exchange shares of the Trust for shares of other eligible funds that are sold subject to a sales charge. You will not pay a sales charge when you exchange shares of the Trust purchased by reinvesting distributions from the Trust or other eligible funds (except Oppenheimer Cash Reserves), or when you exchange shares of the Trust purchased by exchange of shares of an eligible fund on which you paid a sales charge.


      For tax purposes, exchanges of shares involve a sale of the shares of the fund you own and a purchase of the shares of the other fund, which may result in a capital gain or loss. Since shares of the Trust normally maintain a $1.00 net asset value, in most cases you should not realize a capital gain or loss when you sell or exchange your shares.


      Direct shareholders can find a list of eligible funds currently available for exchanges in the Statement of Additional Information or you can obtain one by calling a service representative at 1-800-525-9310. The list of eligible funds can change from time to time.

How Do Direct Shareholders Submit Exchange Requests? Direct shareholders may request exchanges in writing or by telephone:

   o Written Exchange Requests. Complete an Exchange Authorization Form, signed by all owners of the account. Send it to the Transfer Agent at the address on the back cover.


   o Telephone Exchange Requests. Telephone exchange requests may be made by calling a service representative at 1-800-525-9310. Telephone exchanges may be made only between accounts that are registered with the same name(s) and address. Shares held under certificates may not be exchanged by telephone.

ARE THERE LIMITATIONS ON EXCHANGES? There are certain exchange policies you should be aware of:

  o Shares are normally redeemed from one fund and purchased from the other fund in the exchange transaction on the same regular business day on which the Transfer Agent receives an exchange request that conforms to the policies described above. Requests for exchanges to any of the Centennial Trusts must be received by the Transfer Agent by 4:00 P.M. on a regular business day to be effected that day. The Transfer Agent must receive requests to exchange shares of the Trust to funds other than the Centennial Trusts on a regular business day by the close of The New York Stock Exchange that day. The close is normally 4:00 P.M. but may be earlier on some days.

   o  Either  fund  may  delay  the  purchase  of  shares  of the  fund  you are exchanging into up to seven days if it determines it would be disadvantaged by a same-day exchange. For example, the receipt of the multiple exchange requests from a "market timer" might require a fund to sell securities at a disadvantageous time and/or price.


   o Because excessive trading can hurt fund performance and harm shareholders, the Trust reserves the right to refuse any exchange request that may, in the opinion of the Trust, be disadvantageous, or to refuse multiple exchange requests submitted by a shareholder or dealer.

   o The Trust may amend, suspend or terminate the exchange privilege at any time. The Trust will provide you notice whenever it is required to do so by applicable law, but it may impose these changes at any time for emergency purposes.


   o If the Transfer Agent cannot exchange all the shares you request because of a restriction cited above, only the shares eligible for exchange will be exchanged.

Shareholder Account Rules and Policies

More information about the Trust's policies and procedures for buying, selling and exchanging shares is contained in the Statement of Additional Information.


The offering of shares of the Trust may be suspended during any period in which the Trust's determination of net asset value is suspended, and the offering may be suspended by the Board of Trustees at any time it believes it is in the Trust's best interest to do so.


Telephone Transaction Privileges for purchases, redemptions or exchanges may be modified, suspended or terminated by the Trust at any time. If an account has more than one owner, the Trust and the Transfer Agent may rely on the instructions of any one owner. Telephone privileges apply to each owner of the account and the dealer representative of record for the account unless the Transfer Agent receives cancellation instructions from an owner of the account.


The Transfer Agent will record any telephone calls to verify data concerning transactions. It has adopted other procedures to confirm that telephone instructions are genuine, by requiring callers to provide tax identification numbers and other account data and by confirming such transactions in writing. The Transfer Agent and the Trust will not be liable for losses or expenses arising out of telephone instructions reasonably believed to be genuine.


Redemption or transfer requests will not be honored until the Transfer Agent receives all required documents in proper form. From time to time, the Transfer Agent in its discretion may waive certain of the requirements for redemptions stated in this Prospectus.

Payment for redeemed shares ordinarily is made in cash. It is forwarded by check or by Federal Funds wire (as elected by the shareholder) within seven days after the Transfer Agent receives redemption instructions in proper form. However, under unusual circumstances determined by the Securities and Exchange Commission, payment may be delayed or suspended. For accounts registered in the name of a broker-dealer, payment will normally be forwarded within three business days after redemption.

The Transfer Agent may delay forwarding a check or making a payment via Federal Funds wire for recently purchased shares, but only until the purchase payment has cleared. That delay may be as much as 10 days from the date the shares were purchased. That delay may be avoided if you purchase shares by Federal Funds wire or certified check, or arrange with your bank to provide telephone or written assurance to the Transfer Agent that your purchase payment has cleared.


Involuntary redemptions of small accounts may be made by the Trust if the account value has fallen below $200 for reasons other than the fact that the market value of shares has dropped. In some cases involuntary redemptions may be made to repay the Distributor for losses from the cancellation of share purchase orders.

"Backup Withholding" of Federal income tax may be applied against taxable dividends, distributions and redemption proceeds (including exchanges) if you fail to furnish the Trust your correct, certified Social Security or Employer Identification Number when you sign your application, or if you under-report your income to the Internal Revenue Service.


To avoid sending duplicate copies of materials to households, the Trust will mail only one copy of each annual and semi-annual report to shareholders having the same last name and address on the Trust's records. However, each shareholder may call the Transfer Agent at 1-800-525-9310 to ask that copies of those materials be sent personally to that shareholder.

Dividends and Tax Information

DIVIDENDS. The Trust intends to declare dividends from net investment income each regular business day and to pay those dividends to shareholders monthly. To maintain a net asset value of $1.00 per share, the Trust might withhold dividends or make distributions from capital or capital gains. Daily dividends will not be declared or paid on newly purchased shares until Federal Funds are available to the Trust from the purchase payment for such shares.


CAPITAL GAINS. The Trust normally holds its securities to maturity and therefore will not usually pay capital gains. Although the Trust does not seek capital gains, the Trust could realize capital gains on the sale of its portfolio securities. If it does, it may make distributions out of any net short-term or long-term capital gains in December of each year. The Trust may make supplemental distributions of dividends and capital gains following the end of its fiscal year.

What Choices Do I Have for Receiving Distributions? For Automatic Purchase and Redemption Programs, dividends and distributions are automatically reinvested in additional shares of the selected Trust. For direct shareholders, when you open your account, you should specify on your application how you want to receive your dividends and distributions. You have four options:

     o Reinvest All Distributions in the Trust. You can elect to reinvest all dividends and capital gains distributions in additional shares of the Trust.

     o Reinvest Capital Gains Only. You can elect to reinvest capital gains distributions in the Trust while receiving dividends by check or having them sent to your bank account.

     o Receive All Distributions in Cash. You can elect to receive a check for all dividends and capital gains distributions or have them sent to your bank.

     o Reinvest Your Distributions in Another Account. You can reinvest all distributions in the same class of shares of another eligible fund account you have established.

Under the terms of Automatic Purchase and Redemption Programs, your broker-dealer can redeem shares to satisfy debit balances arising in your Program Account. If that occurs, you will be entitled to dividends on those shares as described in your Program Agreements.

TAXES. Exempt interest dividends paid from net investment income earned by the Trust on municipal securities will be excludable from gross income for federal income tax purposes. A portion of a dividend that is derived from interest paid on certain "private activity bonds" may be an item of tax preference if you are subject to the alternative minimum tax. If the Trust earns interest on taxable investments, any dividends derived from those earnings will be taxable as ordinary income to shareholders.


      Dividends paid by the Trust from interest on California municipal securities will be exempt from California individual income taxes, if at the close of each quarter at least 50% of the value of the Trust's assets are invested in debt obligations that pay interest exempt from California individual income taxes. Dividends paid from income from municipal securities of issuers outside California will normally be subject to California individual income taxes.

      Dividends and capital gains distributions may be subject to state or local taxes. Long-term capital gains are taxable as long-term capital gains when distributed to shareholders, and may be taxable at different rates depending on how long the Trust holds the asset. It does not matter how long you have held your shares. Dividends paid from short-term capital gains are taxable as ordinary income. Whether you reinvest your distributions in additional shares or take them in cash, the tax treatment is the same. Every year the Trust will send you and the IRS a statement showing the amount of any taxable distribution you received in the previous year as well as the amount of your tax-exempt income.


Remember, There May be Taxes on Transactions. Because the Trust seeks to maintain a stable $1.00 per share net asset value, it is unlikely that you will have a capital gain or loss when you sell or exchange your shares. A capital gain or loss is the difference between the price you paid for the shares and the price you received when you sold them. Any capital gain is subject to capital gains tax.


Returns of Capital Can Occur. In certain cases, distributions made by the Trust may be considered a non-taxable return of capital to shareholders. If that occurs, it will be identified in notices to shareholders.


      This information is only a summary of certain federal income tax information about your investment. You should consult with your tax adviser about the effect of an investment in the Trust on your particular tax situation.

Financial Highlights


The Financial Highlights Table is presented to help you understand the Trust's financial performance for the past 5 fiscal years. Certain information reflects financial results for a single Trust share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Trust (assuming reinvestment of all dividends and distributions). This information for the past 5 fiscal years ended June 30, 1999 has been audited by Deloitte & Touche LLP, the Trust's independent auditors, whose report, along with the Trust's financial statements, is included in the Statement of Additional Information, which is available on request.


Year Ended June 30,

-------------------------------------------------------
                                                                            1999
1998         1997         1996        1995
                                                                 ----
----         ----         ----        ----
PER SHARE OPERATING DATA
Net asset value, beginning of period.................        $   1.00     $
1.00      $   1.00     $   1.00     $  1.00
Income from investment operations--
   net investment income and
   net realized gain..................................             02
 .03           .03          .03         .03
Dividends and distributions to shareholders..........            (.02)
(.03)         (.03)        (.03)       (.03)
                                                             --------
--------      --------     --------     -------
Net asset value, end of period.......................        $   1.00     $
1.00      $   1.00     $   1.00     $  1.00
                                                             ========
========      ========     ========     =======
TOTAL RETURN(1)......................................            2.41%
2.86%         2.81%        2.97%       3.00%


RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in thousands).............        $155,839
$155,832      $131,939     $118,838     $92,318
Average net assets (in thousands)....................        $168,272
$160,317      $129,087     $112,911     $71,278
Ratios to average net assets:(2)
Net investment income ...............................            2.38%
2.81%         2.78%        2.94%       2.99%
Expenses, before voluntary assumption
   by the Manager(3).................................            0.80%
0.80%         0.82%        0.80%       0.83%
Expenses, net of voluntary assumption
   by the Manager....................................            0.78%
0.79%         0.80%        0.79%       0.80%

1. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns reflect changes in net investment income only. Total returns are not annualized for periods of less than one full year.

2. Annualized for periods less than one full year.

3. The expense ratio reflects the effect of gross expenses paid indirectly by the Trust.

INFORMATION AND SERVICES

For More Information On Centennial California Tax Exempt Trust:

The following additional information about the Trust is available without charge upon request:

STATEMENT OF ADDITIONAL INFORMATION This document includes additional information about the Trust's investment policies, risks, and operations. It is incorporated by reference into this Prospectus (which means it is legally part of this Prospectus).

ANNUAL AND SEMI-ANNUAL REPORTS Additional information about the Trust's investments and performance is available in the Trust's Annual and Semi-Annual Reports to shareholders. The Annual Report includes a discussion of market conditions and investment strategies that significantly affected the Trust's performance during its last fiscal year.

How to Get More Information:

You can request the Statement of Additional Information, the Annual and Semi-Annual Reports, and other information about the Trust or your account:

--------------------------------------------------------------------------------
By Telephone:                            Call Shareholder Services, Inc.
                                         toll-free:
                                         1-800-525-9310
-------------------------------------------------------------------------------
--------------------------------------------------------------------------------
By Mail:                                 Write to:
                                         Shareholder Services, Inc.
                                         P.O. Box 5143
                                         Denver, Colorado 80217
-------------------------------------------------------------------------------


You can also obtain copies of the Statement of Additional Information and other Trust documents and reports by visiting the SEC's Public Reference Room in Washington, D.C. (Phone 1-800-SEC-0330) or the SEC's Internet web site at http://www.sec.gov. Copies may be obtained upon payment of a duplicating fee by writing to the SEC's Public Reference Section, Washington, D.C. 20549-6009.


No one has been authorized to provide any information about the Trust or to make any representations about the Trust other than what is contained in this Prospectus. This Prospectus is not an offer to sell shares of the Trust, nor a solicitation of an offer to buy shares of the Trust, to any person in any state or other jurisdiction where it is unlawful to make such an offer.

                                          The Trust's shares are distributed by:
SEC File No. 811-5871                    Centennial Asset Management Corporation
PR0180.001.1199
Printed on recycled paper

APPENDIX TO THE PROSPECTUS OF
CENTENNIAL CALIFORNIA TAX EXEMPT TRUST


      Graphic material included in the Prospectus of Centennial California Tax Exempt Trust (the "Trust") under the heading: "Annual Total Returns (as of 12/31 each year)."

      A bar chart will be included in the Prospectus of the Trust depicting the annual total returns of a hypothetical investment in shares of the Trust for each of the ten most recent calendar years. Set forth below are the relevant data points that will appear on the bar chart.


--------------------------------------------------------------------
Calendar Year Ended:             Annual Total Returns
--------------------------------------------------------------------
--------------------------------------------------------------------

12/31/89                         N/A

--------------------------------------------------------------------
--------------------------------------------------------------------

12/31/90                         N/A

--------------------------------------------------------------------
--------------------------------------------------------------------

12/31/91                         3.91%

--------------------------------------------------------------------
--------------------------------------------------------------------

12/31/92                         2.37%

--------------------------------------------------------------------
--------------------------------------------------------------------

12/31/93                         1.81%

--------------------------------------------------------------------
--------------------------------------------------------------------

12/31/94                         2.16%

--------------------------------------------------------------------
--------------------------------------------------------------------

12/31/95                         3.31%

--------------------------------------------------------------------
--------------------------------------------------------------------

12/31/96                         2.79%

--------------------------------------------------------------------
--------------------------------------------------------------------

12/31/97                         2.91%

--------------------------------------------------------------------
--------------------------------------------------------------------

12/31/98                         2.57%

--------------------------------------------------------------------

                     Centennial California Tax Exempt Trust
--------------------------------------------------------------------------------

6803 South Tucson Way, Englewood, Colorado 80112
1-800-525-9310

             Statement of Additional Information dated November 1, 1999

      This Statement of Additional Information is not a Prospectus. This document contains additional information about the Trust and supplements information in the Prospectus dated November 1, 1999. It should be read together with the Prospectus, which may be obtained by writing to the Trust's Transfer Agent, Shareholder Services, Inc., at P.O. Box 5143, Denver, Colorado 80217, or by calling the Transfer Agent at the toll-free number shown above.

Contents
                                                                            Page
                                 About the Trust
Additional Information about the Trust's Investment Policies and Risks........
     The Trust's Investment Policies..........................................
     Other Investment Strategies..............................................
     Investment Restrictions..................................................
How the Trust is Managed......................................................
     Organization and History.................................................
     Trustees and Officers of the Trust.......................................
     The Manager..............................................................
Service Plan...............................................................
Performance of the Trust......................................................

                               About Your Account

How To Buy Shares.............................................................
How To Sell Shares............................................................
How To Exchange Shares........................................................
Dividends and Taxes...........................................................
Additional Information About the Trust........................................


                      Financial Information About the Trust
Independent Auditors' Report..................................................
Financial Statements..........................................................

Appendix A: Securities Ratings.............................................A-1
Appendix B: Industry Classifications.......................................B-1
Appendix C: Tax Equivalent Yield Tables ...................................C-1

A B O U T  T H E  T R U S T

       Additional Information About the Trust's Investment Policies and Risks

The investment objective and the principal investment policies of the Trust are described in the Prospectus. This Statement of Additional Information contains supplemental information about those policies and the types of securities that the Trust's investment manager, Centennial Asset Management Corporation, will select for the Trust. Additional explanations are also provided about the strategies the Trust may use to try to achieve its objective.


The Trust's Investment Policies. The composition of the Trust's portfolio and the techniques and strategies that the Trust's Manager uses in selecting portfolio securities will vary over time. The Trust is not required to use all of the investment techniques and strategies described below at all times in seeking its goal. It may use some of the special investment techniques and strategies at some times or not at all.

      The Trust will not make investments with the objective of seeking capital growth. However, the value of the securities held by the Trust may be affected by changes in general interest rates. Because the current value of debt securities varies inversely with changes in prevailing interest rates, if interest rates increase after a security is purchased, that security would normally decline in value. Conversely, if interest rates decrease after a security is purchased, its value would rise. However, those fluctuations in value will not generally result in realized gains or losses to the Trust since the Trust does not usually intend to dispose of securities prior to their maturity. A debt security held to maturity is redeemable by its issuer at full principal value plus accrued interest.


      The Trust may sell securities prior to their maturity, to attempt to take advantage of short-term market variations, or because of a revised credit evaluation of the issuer or other considerations. The Trust may also do so to generate cash to satisfy redemptions of Trust shares. In such cases, the Trust may realize a capital gain or loss on the security.

      There are variations in the credit quality of municipal securities, both within a particular rating classification and between classifications. These variations depend on numerous factors. The yields of municipal securities depend on a number of factors, including general conditions in the municipal securities market, the size of a particular offering, the maturity of the obligation and rating (if any) of the issue. These factors are discussed in greater detail below.

Municipal Securities. The types of municipal securities in which the Trust may invest are described in the Prospectus under "About the Trust's Investments." Municipal securities are generally classified as general obligation bonds, revenue bonds and notes. A discussion of the general characteristics of these principal types of municipal securities follows below.

      |X| Municipal Bonds. We have classified municipal securities having a maturity (when the security is issued) of more than one year as "municipal bonds." The principal classifications of long-term municipal bonds are "general obligation" and "revenue" (including "industrial development") bonds. They may have fixed, variable or floating rates of interest, as described below.

            Some bonds may be "callable," allowing the issuer to redeem them before their maturity date. To protect bondholders, callable bonds may be issued with provisions that prevent them from being called for a period of time. Typically, that is 5 to 10 years from the issuance date. When interest rates decline, if the call protection on a bond has expired, it is more likely that the issuer may call the bond. If that occurs, the Trust might have to reinvest the proceeds of the called bond in bonds that pay a lower rate of return.

        |_| General Obligation Bonds. The basic security behind general obligation bonds is the issuer's pledge of its full faith and credit and taxing power, if any, for the repayment of principal and the payment of interest. Issuers of general obligation bonds include states, counties, cities, towns, and regional districts. The proceeds of these obligations are used to fund a wide range of public projects, including construction or improvement of schools, highways and roads, and water and sewer systems. The rate of taxes that can be levied for the payment of debt service on these bonds may be limited or unlimited. Additionally, there may be limits as to the rate or amount of special assessments that can be levied to meet these obligations.

        |_| Revenue Bonds. The principal security for a revenue bond is generally the net revenues derived from a particular facility, group of facilities, or, in some cases, the proceeds of a special excise tax or other specific revenue source. Revenue bonds are issued to finance a wide variety of capital projects. Examples include electric, gas, water and sewer systems; highways, bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals.

      Although  the  principal  security  for these types of bonds may vary from bond to bond, many provide additional security in the form of a debt service reserve fund that may be used to make principal and interest payments on the issuer's obligations. Housing finance authorities have a wide range of security, including partially or fully insured mortgages, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. Some authorities provide further security in the form of a state's ability (without obligation) to make up deficiencies in the debt service reserve fund.

        |_| Industrial Development Bonds. Industrial development bonds are considered municipal bonds if the interest paid is exempt from federal income tax. They are issued by or on behalf of public authorities to raise money to finance various privately operated facilities for business and manufacturing, housing, sports, and pollution control. These bonds may also be used to finance public facilities such as airports, mass transit systems, ports, and parking. The payment of the principal and interest on such bonds is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property financed by the bond as security for those payments.

        |_| Private Activity Municipal Securities. The Tax Reform Act of 1986 (the "Tax Reform Act") reorganized, as well as amended, the rules governing tax exemption for interest on certain types of municipal securities. The Tax Reform Act generally did not change the tax treatment of bonds issued in order to finance governmental operations. Thus, interest on general obligation bonds issued by or on behalf of state or local governments, the proceeds of which are used to finance the operations of such governments, continues to be tax-exempt. However, the Tax Reform Act limited the use of tax-exempt bonds for non-governmental (private) purposes. More stringent restrictions were placed on the use of proceeds of such bonds. Interest on certain private activity bonds is taxable under the revised rules. There is an exception for "qualified" tax-exempt private activity bonds, for example, exempt facility bonds including certain industrial development bonds, qualified mortgage bonds, qualified
Section 501(c)(3) bonds, and qualified student loan bonds. Normally, the Trust will not invest more than 20% of its total assets in private activity municipal securities or other taxable investments.

      In addition, limitations as to the amount of private activity bonds which each state may issue were revised downward by the Tax Reform Act, which will reduce the supply of such bonds. The value of the Trust's portfolio could be affected if there is a reduction in the availability of such bonds.

      Interest on certain private activity bonds issued after August 7, 1986, which continues to be tax-exempt, will be treated as a tax preference item subject to the alternative minimum tax (discussed below) to which certain taxpayers are subject. The Trust may hold municipal securities the interest on which (and thus a proportionate share of the exempt-interest dividends paid by the Trust) will be subject to the federal alternative minimum tax on individuals and corporations.

      The federal alternative minimum tax is designed to ensure that all persons who receive income pay some tax, even if their regular tax is zero. This is accomplished in part by including in taxable income certain tax preference items that are used to calculate alternative minimum taxable income. The Tax Reform Act made tax-exempt interest from certain private activity bonds a tax preference item for purposes of the alternative minimum tax on individuals and corporations. Any exempt-interest dividend paid by a regulated investment company will be treated as interest on a specific private activity bond to the extent of the proportionate relationship the interest the investment company receives on such bonds bears to all its exempt interest dividends.

      In addition, corporate taxpayers subject to the alternative minimum tax may, under some circumstances, have to include exempt-interest dividends in calculating their alternative minimum taxable income. That could occur in situations where the "adjusted current earnings" of the corporation exceeds its alternative minimum taxable income.

      To determine whether a municipal security is treated as a taxable private activity bond, it is subject to a test for: (a) a trade or business use and security interest, or (b) a private loan restriction. Under the trade or business use and security interest test, an obligation is a private activity bond if: (i) more than 10% of the bond proceeds are used for private business purposes and (ii) 10% or more of the payment of principal or interest on the issue is directly or indirectly derived from such private use or is secured by the privately used property or the payments related to the use of the property. For certain types of uses, a 5% threshold is substituted for this 10% threshold.

      The term "private business use" means any direct or indirect use in a trade or business carried on by an individual or entity other than a state or municipal governmental unit. Under the private loan restriction, the amount of bond proceeds that may be used to make private loans is limited to the lesser of 5% or $5.0 million of the proceeds. Thus, certain issues of municipal securities could lose their tax-exempt status retroactively if the issuer fails to meet certain requirements as to the expenditure of the proceeds of that issue or the use of the bond-financed facility. The Trust makes no independent investigation of the users of such bonds or their use of proceeds of the bonds. If the Trust should hold a bond that loses its tax-exempt status retroactively, there might be an adjustment to the tax-exempt income previously distributed to shareholders.

      Additionally, a private activity bond that would otherwise be a qualified tax-exempt private activity bond will not, under Internal Revenue Code Section 147(a), be a qualified bond for any period during which it is held by a person who is a "substantial user" of the facilities or by a "related person" of such a substantial user. This "substantial user" provision applies primarily to exempt facility bonds, including industrial development bonds. The Trust may invest in industrial development bonds and other private activity bonds. Therefore, the Trust may not be an appropriate investment for entities which are "substantial users" (or persons related to "substantial users") of such exempt facilities. Those entities and persons should consult their tax advisers before purchasing shares of the Trust.

      A "substantial user" of such facilities is defined generally as a "non-exempt person who regularly uses part of a facility" financed from the proceeds of exempt facility bonds. Generally, an individual will not be a "related person" under the Internal Revenue Code unless such individual or the individual's immediate family (spouse, brothers, sisters and immediate descendants) own directly or indirectly in the aggregate more than 50% in value of the equity of a corporation or partnership which is a "substantial user" of a facility financed from the proceeds of exempt facility bonds.

      |X| Municipal Notes. Municipal securities having a maturity (when the security is issued) of less than one year are generally known as municipal notes. Municipal notes generally are used to provide for short-term working capital needs. Some of the types of municipal notes the Trust can invest in are described below.

        |_| Tax Anticipation Notes. These are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various seasonal tax revenue, such as income, sales, use or other business taxes, and are payable from these specific future taxes.

     |_| Revenue Anticipation Notes. These are notes issued in expectation of receipt of other types of revenue, such as federal revenues available under federal revenue-sharing programs.

        |_| Bond Anticipation Notes. Bond anticipation notes are issued to provide interim financing until long-term financing can be arranged. The long-term bonds that are issued typically also provide the money for the repayment of the notes.

        |_|  Construction  Loan  Notes.   These  are  sold  to  provide  project
construction financing until permanent financing can be secured. After successful completion and acceptance of the project, it may receive permanent financing through public agencies, such as the Federal Housing Administration.

     |X| Tax Exempt Commercial Paper. This type of short-term obligation (usually having a maturity of 270 days or less) is issued by a municipality to meet current working capital needs.

      |X| Municipal Lease Obligations. The Trust's investments in municipal lease obligations may be through certificates of participation that are offered to investors by public entities. Municipal leases may take the form of a lease or an installment purchase contract issued by a state or local government authority to obtain funds to acquire a wide variety of equipment and facilities.

      Some municipal lease securities may be deemed to be "illiquid" securities. Their purchase by the Trust would be limited as described below in "Illiquid Securities." From time to time the Trust may invest more than 5% of its net assets in municipal lease obligations that the Manager has determined to be liquid under guidelines set by the Board of Trustees. Those guidelines require the Manager to evaluate:
      |_| the frequency of trades and price quotations for such securities;

     |_| the number of dealers or other potential buyers willing to purchase or sell such securities;

     |_| the availability of market-makers; and

     |_| the nature of the trades for such securities.

            Municipal leases have special risk considerations. Although lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for that purpose on a yearly basis. While the obligation might be secured by the lease, it might be difficult to dispose of that property in case of a default.

      Projects financed with certificates of participation generally are not subject to state constitutional debt limitations or other statutory requirements that may apply to other municipal securities. Payments by the public entity on the obligation underlying the certificates are derived from available revenue sources. That revenue might be diverted to the funding of other municipal service projects. Payments of interest and/or principal with respect to the certificates are not guaranteed and do not constitute an obligation of a state or any of its political subdivisions.

      In addition to the risk of "non-appropriation," municipal lease securities do not have as highly liquid a market as conventional municipal bonds. Municipal leases, like other municipal debt obligations, are subject to the risk of non-payment of interest or repayment of principal by the issuer. The ability of issuers of municipal leases to make timely lease payments may be adversely affected in general economic downturns and as relative governmental cost burdens are reallocated among federal, state and local governmental units. A default in payment of income would result in a reduction of income to the Trust. It could also result in a reduction in the value of the municipal lease and that, as well as a default in repayment of principal, could result in a decrease in the net asset value of the Trust. While the Trust holds such securities, the Manager will also evaluate the likelihood of a continuing market for these securities and their credit quality.

Ratings of Securities - Portfolio Quality and Diversification. Under Rule 2a-7 of the Investment Company Act, the Trust uses the amortized cost method to value its portfolio securities to determine the Trust's net asset value per share. Rule 2a-7 imposes requirements for the maturity, quality and diversification of the securities which the Trust buys. The Trust may purchase only those securities that the Manager, under procedures approved by the Board of Trustees, has determined have minimal credit risk and, as such, are "eligible securities".

      |_| Quality. Eligible securities are securities that have received a rating in one of the two highest short-term rating categories by a rating organization. Rating organizations are designated by the SEC. Eligible securities may be "first tier" or "second tier" securities. First tier securities are those that have received a rating in the highest category for short term debt obligations by at least two rating organizations. If only one rating organization has rated the security, it must be rated in the highest category for that rating organization. U.S. government securities and securities issued by a registered money market mutual fund are also first tier securities.


      The Trust may also buy second tier "conduit securities". These eligible securities are securities rated by rating organizations but are not first tier securities. Conduit securities are municipal securities such as industrial development or revenue bonds issued to finance non-government projects. The payment of the principal and interest on a conduit security is not the obligation of the municipal issuer, but is the obligation of another person who is ultimately responsible for the payment of principal and interest, such as the user of the facility. The Trust may not invest more than 5% of its total assets in second tier conduit securities.


      The Trust may also buy unrated securities that the Manager determines are comparable in quality to a first or second tier security by applying certain criteria established by the board to determine its creditworthiness. These criteria require a high quality short term or long-term rating (depending on the security) from a rating organization. Unrated securities the Trust may buy include asset backed securities and securities subject to "demand features" or "guarantees".

      The Trust may purchase a security subject to a guarantee if the guarantee is an eligible security or a first tier security. The trust may also purchase a security subject to a "conditional" demand feature if the demand feature is an eligible security and the Manager has decided that the conditional demand feature meets the requirements imposed by Rule 2a-7.


      If a security's rating is downgraded, the Manager and/or the Board of Trustees may have to reassess the security's credit risk. If a security has ceased to be a First Tier Security, the Manager will promptly reassess whether the security continues to present minimal credit risk. If the Manager becomes aware that any Rating Organization has downgraded its rating of a Second Tier Security or rated an unrated security below its second highest rating category, the Trust's Board of Trustees shall promptly reassess whether the security presents minimal credit risk and whether it is in the best interests of the Trust to dispose of it. If the Trust disposes of the security within five days of the Manager learning of the downgrade, the Manager will provide the Board of Trustees with subsequent notice of such downgrade. If a security is in default, or ceases to be an Eligible Security, or is determined no longer to present minimal credit risks, the Board of Trustees must determine whether it would be in the best interests of the Trust to dispose of the security.




      |_| Diversification. With respect to 75% of its total assets, the Trust cannot invest more than 5% of its total assets in securities issued by one issuer. It cannot invest more than 5% of its total assets in securities of one issuer unless the security is a first tier security. The Trust also cannot invest more than 1% of its total assets or $1.0 million, whichever is greater, in second tier securities of one issuer. For diversification purposes, the Trust is considered to have purchased the security underlying a repurchase agreement if the repurchase agreement is fully collateralized. For a refunded security, the Trust is considered to have the U.S. government securities underlying the refunded security. For conduit securities, the Trust considers the issuer to be the person ultimately responsible for payment of the obligation. If the Trust buys an asset backed security, the issuer of the security is deemed to be the "special purpose" entity which issued the security. A special purpose entity is an entity which is organized solely for the purpose of issuing asset backed securities. If the asset backed securities issued by the special purpose entity include the obligations of another person or another special purpose entity and those obligations amount to 10% or more of the asset backed securities the Trust buys, that other person or entity is considered to be the issuer of a pro rata percentage of the asset backed security.


      The Trust may buy a security subject to a demand feature or guarantee. In this case, with respect to 75% of its total assets, the Trust may not invest more than 10% of its total assets in securities issued by or subject to demand features or guarantees issued by the same issuer. If the demand feature or guarantee is a second tier security, the Trust may not invest more than 5% of its total assets in securities subject to demand features or guarantees from the same issuer. And, the Trust may not invest more than 10% of its total assets in securities issued by or subject to demand features or guarantees from the same issuer. However, if the demand feature or guarantee is issued by a person who is a non-controlled person, the Trust does not have to limit its investments to no more than 10% of its total assets in securities issued by or subject to demand features or guarantees from the same issuer.

      |_| Maturity. The Trust must maintain a dollar-weighted average portfolio maturity of not more than 90 days, and the maturity of any single security must not be in excess of one year from the date of the investment. This one year limit is more restrictive than the maturity limitation imposed by Rule 2a-7. The Trust also may buy adjustable and floating rate securities, enter into repurchase agreements and lend portfolio securities. Rule 2a-7 defines how the maturities of these securities are determined. The Trust may buy these securities if their maturities do not exceed one year from the date of the investment.

      |_| Demand Features and Guarantees. Demand features and guarantees and some of their uses are described in the Prospectus. The Trust also uses demand features and guarantees to satisfy the maturity, quality and diversifications requirements described above. The Trust considers the person which issues the demand feature as the person to whom the Trust will look for payment. An unconditional demand feature is considered a guarantee and the Trust looks to the person making the guarantee for payment of the obligation of the underlying security.

      When the Trust buys municipal securities, it may obtain a demand feature from the seller to repurchase the securities that entitles the Trust to achieve same day settlement from the repurchaser and to receive an exercise price equal to the amortized cost of the underlying security plus accrued interest, if any, at the time of exercise. Another type of demand feature purchased in conjunction with a Municipal Security enables the Trust to sell the underlying security within a specified period of time at a fixed exercise price. The Trust may pay for demand features either separately in cash or by paying a higher price for the securities acquired subject to the demand features. The Trust will enter into these transactions only with banks and dealers which, in the Manager's opinion, present minimal credit risks. The Trust's purchases of demand features are subject to the provisions of Rule 2a-7 under the Investment Company Act because the Trust uses the amortized cost method to value its portfolio securities.

      The Trust's ability to exercise a demand feature or guarantee will depend on the ability of the bank or dealer to pay for the securities if the demand feature or guarantee is exercised. If the bank or dealer should default on its obligation, the Trust might not be able to recover all or a portion of any loss sustained from having to sell the security elsewhere. Demand features and guarantees are not transferable by the Trust, and therefore terminate if the Trust sells the underlying security to a third party. The Trust intends to enter into these arrangements to facilitate portfolio liquidity, although such arrangements may enable the Trust to sell a security at a pre-arranged price which may be higher than the prevailing market price at the time the demand feature or guarantee is exercised. Any considerations paid by the Trust for the demand feature (which increases the cost of the security and reduces the yield otherwise available for the security) will be reflected on the Trust's books as unrealized depreciation while the demand feature or guarantee is held, and a realized gain or loss when demand feature is exercised or expires.


Other Investment Strategies

Floating Rate/Variable Rate Obligations. Floating rate and variable rate demand notes are tax-exempt obligations which may have a stated maturity in excess of one year, but may include features that permit the holder to recover the principal amount of the underlying security at specified intervals not exceeding one year on not more than thirty days' notice at any time. The issuer of such notes normally has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the note plus accrued interest upon a specified number of days notice to the holder. The interest rate on a floating rate demand note is based on a stated prevailing market rate and is adjusted automatically each time such rate is adjusted. The interest rate on a variable rate demand note is also based on a stated prevailing market rate but is adjusted automatically at specified intervals of no more than one year. Generally, the changes in the interest rate on such securities reduce the fluctuation in their market value. There is no limit on the amount of the Trust's assets that may be invested in floating rate and variable rate obligations that meet the requirements of Rule 2a-7. Floating rate or variable rate obligations which do not provide for recovery of principal and interest within seven days may be subject to the limitations applicable to illiquid securities described in "Investment Objective and Policies - Illiquid and Restricted Securities" in the Prospectus.

When-Issued and Delayed Delivery Transactions. As stated in the Prospectus, the Trust may invest in municipal securities on a "when-issued" or "delayed delivery" basis. Payment for and delivery of the securities shall not exceed 120 days from the date the offer is accepted. The purchase price and yield are fixed at the time the buyer enters into the commitment. During the period between the time of commitment and settlement, no payment is made by the Trust to the issuer and no interest accrues to the Trust from this investment. However, the Trust intends to be as fully invested as possible and will not invest in when-issued securities if its income or net asset value will be materially adversely affected. At the time the Trust makes the commitment to purchase a municipal security on a when-issued basis, it will record the transaction on its books and reflect the value of the security in determining its net asset value. It will also segregate cash or other liquid high quality municipal securities equal in value to the commitment for the when-issued securities. While when-issued securities may be sold prior to settlement date, the Trust intends to acquire the securities upon settlement unless a prior sale appears desirable for investment reasons. There is a risk that the yield available in the market when delivery occurs may be higher than the yield on the security acquired.

Repurchase Agreements. In a repurchase transaction, the Trust acquires a security from, and simultaneously resells it to, an approved vendor (a U.S. commercial bank or the U.S. branch of a foreign bank having total domestic assets of at least $1 billion or a broker-dealer with a net capital of at least $50 million and which has been designated a primary dealer in government securities). The resale price exceeds the purchase price by an amount that reflects an agreed-upon interest rate effective for the period during which the repurchase agreement is in effect. The majority of these transactions run from day to day, and delivery pursuant to the resale typically will occur within one to five days of the purchase. Repurchase agreements are considered "loans" under the Investment Company Act of 1940, as amended (the "Investment Company Act") collateralized by the underlying security. The Trust's repurchase agreements require that at all times while the repurchase agreement is in effect, the value of the collateral must equal or exceed the repurchase price to fully collateralize the repayment obligation. Additionally, the Manager will monitor the vendor's creditworthiness to confirm that the vendor is financially sound and will continuously monitor the collateral's value.

Loans of Portfolio Securities. To attempt to increase its income, the Trust may lend its portfolio securities to qualified borrowers (other than in repurchase transactions). There are risks in connection with securities lending. The Trust might experience a delay in receiving additional collateral to secure a loan, or a delay in recovery of the loaned securities. The Trust presently does not intend to lend securities; but if it does, these loans cannot exceed 25% of the value of the Trust's total assets. Income from securities loans does not constitute exempt-interest income for the purpose of paying tax-exempt dividends.

      The Trust must receive collateral for a loan. Under current applicable regulatory requirements (which are subject to change), on each business day the loan collateral must be at least equal to the value of the loaned securities. It must consist of cash, bank letters of credit, securities of the U.S. government or its agencies or instrumentalities, or other cash equivalents in which the Trust is permitted to invest. To be acceptable as collateral, letters of credit must obligate a bank to pay amounts demanded by the Trust if the demand meets the terms of the letter. The terms of the letter of credit and the issuing bank both must be satisfactory to the Trust.

      When it lends securities, the Trust receives amounts equal to the dividends or interest on the loaned securities. It also receives one or more of
(a) negotiated loan fees, (b) interest on securities used as collateral, and (c) interest on short-term debt securities purchased with the loan collateral. Either type of interest may be shared with the borrower. The Trust may pay reasonable finder's, administrative or other fees in connection with these loans. The terms of the Trust's loans must meet applicable tests under the Internal Revenue Code and must permit the Trust to reacquire loaned securities on five days' notice or in time to vote on any important matter.


Special Risks of Investing Primarily in California Municipal Securities. Because the Trust focuses its investments primarily on California municipal securities, the value of its portfolio investments will be highly sensitive to events affecting the fiscal stability of the State of California and its municipalities, authorities and other instrumentalities that issue securities. There have been a number of political developments, voter initiatives, state constitutional amendments and legislation in California in recent years that may affect the ability of the State government and municipal governments to pay interest and repay principal on the securities they have issued. In addition, in recent years, the State of California has derived a significant portion of its revenues from personal income and sales taxes. Because the amount collected from these taxes is particularly sensitive to economic conditions, the State's revenues have been volatile.

      It is not possible to predict the future impact of the legislation and economic considerations described below on the long-term ability of the State of California or California municipal issuers to pay interest or repay principal on their obligations. In part that is because of possible inconsistencies in the terms of the various laws and Propositions and the applicability of other statutes to these issues. The budgets of California counties and local governments may be significantly affected by state budget decisions beyond their control. The information below about these conditions is only a brief summary, based upon information the Trust has drawn from sources that it believes are reliable.

      [_] Changes to the State Constitution. Changes to the state constitution in recent years have raised general concerns about the ability of the State and municipal governments in California to obtain sufficient revenues to pay their bond obligations. In 1978, California voters approved Proposition 13, an amendment to the state constitution. The Proposition added a new section to the constitution that limits ad valorem taxes on real property and restricts the ability of local taxing entities to increase real property taxes. However, legislation enacted after Proposition 13 provided help to California municipal issuers to raise revenue to pay their bond obligations. During the severe recession California experienced from 1991 to 1993, the State legislature eliminated significant components of its aid to local governments. The State has since increased aid to local governments and reduced certain mandates for local services. Whether legislation will be enacted in the future to either increase or reduce the redistribution of State revenues to local governments, or to make them less dependent on State budget decisions, cannot be predicted. Even if legislation increasing such redistribution is passed, it cannot be predicted whether in every instance it will provide sufficient revenue for local municipal issuers to pay their bond obligations.

      Another amendment to the state constitution may also have an adverse impact on state and municipal bond obligations. That amendment restricts the state government from spending amounts in excess of appropriation limits imposed on each state and local government entity. If revenues exceed the appropriation limit, those revenues must be returned, in the form of a revision in the tax rates or fee schedules.

      [_] Voter Initiatives. California voters have approved a number of initiatives that affect the ability of the state and municipalities to finance their bond obligations. In 1988, California voters approved Proposition 98, which requires a minimum level of funding for public schools and community colleges. In 1986, voters approved Proposition 62, which had a number of effects. One requires that any special tax imposed by a local government must be approved by a two-thirds vote of the electorate. In 1995, the California Supreme Court upheld the constitutionality of that Proposition. That created uncertainty as to the legality of certain local taxes enacted by non-charter cities without voter approval. It is not possible to predict the eventual impact of that decision.

      In 1996, California voters approved Proposition 218. That initiative applied the provisions of Proposition 62 to all government entities, including cities having charters. It requires that all taxes for general purposes be approved by a simple majority of the popular vote, and that taxes for special purposes must be approved by a two-thirds majority vote. Proposition 218 also limits the authority of local governments to impose property-related assessments, fees and charges. It requires that such assessments be limited to the special benefit conferred and prohibits their use for general governmental services. The Proposition enables voters to use their initiative powers to reduce or repeal previously-authorized taxes, assessments, fees and charges.

      [_] Effect of other State Laws on Bond Obligations. Some of the tax-exempt securities that the Trust can invest in may be obligations payable solely from the revenues of a specific institution or secured by specific properties. These are subject to provisions of California law that could adversely affect the holders of such obligations. For example, the revenues of California health care institutions may be adversely affected by State laws, and California law limits the remedies of a creditor secured by a mortgage or deed of trust on real
property.   Debt  obligations  payable  solely  from  revenues  of  health  care institutions may also be insured by the State but no guarantee exists that adequate reserve funds will be appropriated by the State legislature for such purpose.

      [_] The Effect of General Economic Conditions in the State. The California economy has been recovering from a general economic recession of a few years ago. In 1997, the rate of growth in new jobs has been generally high compared to the rest of the country. The unemployment rate, while relatively higher than the national average, fell to an average of 5.9% in 1998, compared to over 10% during the recessionary period. Many of the new jobs were created in industries such as computer services, software design, motion pictures and high technology manufacturing. Business services, export trade and other manufacturing also experienced growth. Recent economic reports indicate that, while the rate of economic growth in California is expected to moderate over the next year, the increases in employment and income may exceed those of the nation as a whole. The unsettled financial situation occurring in certain Asian economies, and its spillover effects elsewhere, may continue to adversely affect the State's export-related industries and, therefore, the State's rate of economic growth.

      On June 29, 1999, the Governor of California signed the 1999-2000 Budget Act. The Budget Act estimated General Trust revenues and transfers of $63.0 billion, and contained expenditures totaling $63.7 billion. The Budget Act also contained expenditures of $16.1 billion from special funds and $1.5 billion from bond funds. The Administration estimated a budget reserve balance at June 30, 2000, of approximately $881 million. Not included in this amount was an additional $300 million which (after the Governor's vetoes) was "set aside" to provide funds for employee salary increases (to be negotiated in bargaining with employee unions), and for litigation reserves. The Budget Act anticipates normal cash flow borrowing during the fiscal year. Continued State economic expansion and large revenue increases enabled the Governor and State legislature to provide increases in spending programs in the 1999-2000 budget. These included large increases in education and health and human services funding.

      In recent past years the state has experienced reductions in the overall credit ratings assigned to its General Obligation bonds by several major rating agencies. In July 1994, the ratings of those bonds were downgraded from Aa to A1 by Moody's, from A+ to A by Standard & Poor's and from AA to A by Fitch. At the time, the rating agencies all cited uncertainty about the State's ability to balance its budget by 1996. In 1996, noting improvements in the economy in California and the state budget, both Fitch and Standard & Poor's raised their ratings of the State's General Obligation bonds from A to A+, in 1997 Fitch raised its rating to AA-, in 1998 Moody's raised its rating to Aa3, and in 1999 Standard & Poor's raised its rating to AA-.

      [_] Special Financial Problems of Local Governments. Some local governments in California have experienced notable financial difficulties. On December 6, 1994, Orange County, California, became the largest municipality in the United States ever to have filed for protection under federal bankruptcy laws. The filing stemmed from losses of about $1.7 billion in the County's investment pool due to investments in high-risk derivative securities. In September 1995 the state legislature approved legislation that permitted Orange County to use for bankruptcy recovery $820 million in sales taxes over 20 years that were previously earmarked for highways, transit and development. In June 1996 the County completed an $880 million bond offering secured by real property owned by the County. On June 12, 1996, the County emerged from bankruptcy. On January 7, 1997, Orange County returned to the bond market with a $136 million bond issue. In December 1997, Moody's raised its ratings on $325 million of Orange County pension obligation bonds to Baa3 from Ba. In February 1998, Fitch assigned outstanding Orange County pension obligation bonds a BBB rating. In September 1999, Moody's assigned the County an issuer (implied general obligation) rating of Aa3 and, among other things, upgraded the ratings on the County's pension obligation bonds to A1.

      Los Angeles County, the nation's most populous county, has also experienced financial difficulties. Between 1992 and 1995, the County's long-term bonds were downgraded three times. This occurred as a result of a number of factors, including severe operating deficits for the county's health care system. In addition, the County was affected by a long-term loss of revenue caused by state property tax shift initiatives in 1993 through 1995. The County's improving financial condition has been reflected in improved general obligation bond ratings. In June 1999, the Los Angeles County Board of Supervisors approved a budget of approximately $15 billion for 1999-2000, up from the $13.6 billion approved for the previous fiscal year. The County's financial condition will continue to be affected by the large number of County residents who are dependent on government services and by a structural deficit in its health department.

      Year 2000 Concerns. In October 1997, the Governor of California issued an executive order stating that solutions to the Year 2000 problem would be a state government priority. Although the State reports that it is making substantial progress overall toward the goal of Year 2000 compliance, the task is very complex and will likely encounter unexpected difficulties. The State has not predicted whether all mission critical system will be ready and tested by late 1999 or what impact failure of any particular IT system(s) or of outside interfaces with State IT systems might have. The State has indicated that all mission critical systems will have a contingency business plan in place to mitigate potential system failures.

The State Treasurer's Office has reported that its systems for bond payments are fully Y2K compliant. The State Controller's Office has reported that it has completed the necessary Y2K remediation projects for the State fiscal and accounting system. Both offices report they are actively working with outside entities with which they interface to ensure they are also compliant.

      There can be no assurance that the steps taken by state or local governments or agencies to address the Year 2000 problem will be sufficient to avoid any adverse impact on their budgets or operations. Therefore, the possible impact of Year 2000 problems on the debt securities issued by those governments and agencies, and which may be owned by the Trust, cannot be predicted with any certainty.


Investment Restrictions

      |X| What Are "Fundamental Policies?" Fundamental policies are those policies that the Trust has adopted to govern its investments that can be changed only by the vote of a "majority" of the Trust's outstanding voting securities. Under the Investment Company Act, a "majority" vote is defined as the vote of the holders of the lesser of:

      |_| 67% or more of the shares present or represented by proxy at a shareholder meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or |_| more than 50% of the outstanding shares.

      The Trust's investment objective is a fundamental policy. Other policies described in the Prospectus or this Statement of Additional Information are "fundamental" only if they are identified as such. The Trust's Board of Trustees can change non-fundamental policies without shareholder approval. However, significant changes to investment policies will be described in supplements or updates to the Prospectus or this Statement of Additional Information, as appropriate. The Trust's most significant investment policies are described in the Prospectus.

     Does  the  Trust  Have  Additional   Fundamental  Policies?  The  following
investment restrictions are fundamental policies of the Trust:

      |_| The Trust cannot make loans, except that the Trust, may purchase debt securities described in "Investment Objective and Policies," and other securities substantially similar thereto, and repurchase agreements; and the Trust may lend its portfolio securities as described in its investment policy stated above;

      |_| The Trust cannot borrow money in excess of 10% of the value of its total assets or make any investment when borrowings exceed 5% of the value of its total assets; it may borrow only as a temporary measure for extraordinary or emergency purposes; no assets of the Trust may be pledged, mortgaged or assigned to secure a debt;

      |_| The Trust cannot enter into a repurchase agreement or purchase a security subject to a call if the scheduled repurchase or redemption date is greater than one year;


      |_| The Trust cannot invest more than 25% of its total assets in any one industry; however for the purposes of this restriction, municipal securities and U.S. government obligations are not considered to be part of any single industry;


      |_| The Trust cannot invest in any debt instrument having a maturity in excess of one year from the date of purchase, unless purchased subject to a demand feature which may not exceed one year and requires payment on not more than 30 days' notice;

         |_| The Trust cannot invest more than 5% of the value of its total assets in securities of companies that have operated less than three years, including the operations of predecessors;

      |_| The Trust cannot invest in commodities or commodity contracts, or invest in interests in oil, gas, or other mineral exploration or development programs;

      |_| The Trust cannot invest in real estate; however, the Trust may purchase Municipal Bonds or Notes secured by interests in real estate;

      |_| The Trust cannot make short sales of securities or purchase securities on margin, except for short-term credits necessary for the clearance of purchases and sales of portfolio securities;

      |_| The Trust cannot invest in or hold securities of any issuer if those officers and Trustees of the Trust or the Manager individually owning more than 0.5% of the securities of such issuer together own more than 5% of the securities of such issuer;

      |_|   The Trust cannot underwrite securities of other companies;

      |_| The Trust cannot invest in securities of other investment companies except as they may be acquired as part of a merger, consolidation or acquisition of assets; or

      |_| The Trust cannot issue "senior securities," but this does not prohibit certain investment activities for which assets of the Trust are designated as segregated, or margin, collateral or escrow arrangements are established, to cover the related obligations.


      For purposes of the investment restrictions listed above, the identification of the "issuer" of a municipal security depends on the terms and conditions of the security. When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the subdivision and the security is backed only by the assets and revenues of the subdivision, such subdivision would be deemed to be the sole issuer. Similarly, in the case of an industrial development bond, if that bond is backed only by the assets and revenues of the nongovernmental user, then such nongovernmental user would be deemed to be the sole issuer. However, if in either case the creating government or some other entity guarantees the security, such guarantee would be considered a separate security and would be treated as an issue of such government or other agency. Conduit securities are deemed to be issued by the person ultimately responsible for payments of interest and principal on the security.

      In applying the restrictions as to the Trust's investments, the Manager will consider a nongovernmental user of facilities financed by industrial development bonds as being in a particular industry, despite the fact that there is no industry concentration limitation as to municipal securities the Trust may own. Although this application of the restriction is not technically a fundamental policy of the Trust, it will not be changed without shareholder approval. Should any such change be made, the Prospectus and/or Statement of Additional Information will be supplemented to reflect the change.


      Unless the Prospectus or this Statement of Additional Information states that a percentage restriction applies on an ongoing basis, it applies only at the time the Trust makes an investment. The Trust need not sell securities to meet the percentage limits if the value of the investment increases in proportion to the size of the Trust.

      For purposes of the Trust's policy not to concentrate its investments in securities of issuers, the Trust has adopted the industry classifications set forth in Appendix B to this Statement of Additional Information. This is not a fundamental policy.

                            How the Trust Is Managed


Organization and History. The Trust is an open-end, non-diversified management investment company organized as a Massachusetts business trust in 1989, with an unlimited number of authorized shares of beneficial interest.


      The Trust is governed by a Board of Trustees, which is responsible for protecting the interests of shareholders under Massachusetts law. The Trustees meet periodically throughout the year to oversee the Trust's activities, review its performance, and review the actions of the Manager. Although the Trust will not normally hold annual meetings of its shareholders, it may hold shareholder meetings from time to time on important matters. Shareholders of the Trust may have the right to call a meeting to remove a Trustee or to take other action described in the Declaration of Trust.

      |X| Classes of Shares. The Trust has a single class of shares of stock. While that class has no designation, it is deemed to be the equivalent of Class A for purposes of the shareholder account policies that apply to Class A shares of the Oppenheimer funds. Shares of the Trust are freely transferable. Each share has one vote at shareholder meetings, with fractional shares voting proportionally on matters submitted to a vote of shareholders. There are no preemptive or conversion rights and shares participate equally in the assets of the Trust upon liquidation.

      |X| Meetings of Shareholders. As a Massachusetts business trust, the Trust is not required to hold, and does not plan to hold, regular annual meetings of shareholders. The Trust will hold meetings when required to do so by the Investment Company Act or other applicable law. It will also do so when a shareholder meeting is called by the Trustees or upon proper request of the shareholders.

      Shareholders have the right, upon the declaration in writing or vote of two-thirds of the outstanding shares of the Trust, to remove a Trustee. The Trustees will call a meeting of shareholders to vote on the removal of a Trustee upon the written request of the record holders of 10% of the outstanding shares of the Trust. If the Trustees receive a request from at least 10 shareholders stating that they wish to communicate with other shareholders to request a meeting to remove a Trustee, the Trustees will then either make the shareholder lists of the Trust available to the applicants or mail their communication to all other shareholders at the applicants' expense. The shareholders making the request must have been shareholders for at least six months and must hold shares of the Trust valued at $25,000 or more or constituting at least 1% of the outstanding shares of the Trust, whichever is less. The Trustees may also take other action as permitted by the Investment Company Act.

         |_| Shareholder and Trustee Liability. The Declaration of Trust contains an express disclaimer of shareholder or Trustee liability for the Trust's obligations. It also provides for indemnification and reimbursement of expenses out of the Trust's property for any shareholder held personally liable for its obligations. The Declaration of Trust also states that upon request, the Trust shall assume the defense of any claim made against a shareholder for any act or obligation of the Trust and shall satisfy any judgment on that claim. Massachusetts law permits a shareholder of a business trust (such as the Trust) to be held personally liable as a "partner" under certain circumstances. However, the risk that a Trust shareholder will incur financial loss from being held liable as a "partner" of the Trust is limited to the relatively remote circumstances in which the Trust would be unable to meet its obligations.


      The Trust's contractual arrangements state that any person doing business with the Trust (and each shareholder of the Trust) agrees under the Declaration of Trust to look solely to the assets of the Trust for satisfaction of any claim or demand that may arise out of any dealings with the Trust. Additionally, the Trustees shall have no personal liability to any such person, to the extent permitted by law.

Trustees and Officers of the Trust. The Trust's Trustees and officers and their principal occupations and business affiliations during the past five years are listed below. Trustees denoted with an asterisk (*) below are deemed to be "interested persons" of the Trust under the Investment Company Act. All of the Trustees are also trustees, directors or managing general partners of the following Denver-based Oppenheimer funds1:

1Ms. Macaskill and Mr. Bowen are not Trustees or Directors of Oppenheimer Integrity Funds, Oppenheimer Strategic Income Fund, Panorama Series Fund, Inc. or Oppenheimer Variable Account Funds. Mr. Fossel and Mr. Bowen are not Trustees of Centennial New York Tax Exempt Trust or Managing General Partners of Centennial America Fund, L.P.

Oppenheimer Capital Income Fund       Oppenheimer   Senior  Floating  Rate
                                      Fund
Oppenheimer Cash Reserves             Oppenheimer Strategic Income Fund
Oppenheimer Champion Income Fund      Oppenheimer Total Return Fund, Inc.
Oppenheimer High Yield Fund           Oppenheimer Variable Account Funds
Oppenheimer International Bond Fund   Panorama Series Fund, Inc.
Oppenheimer Integrity Funds           Centennial America Fund, L. P.
Oppenheimer  Limited-Term  Government Centennial   California  Tax  Exempt
Fund                                  Trust
Oppenheimer Main Street Funds, Inc.   Centennial Government Trust
Oppenheimer  Main  Street  Small  Cap Centennial Money Market Trust
Fund
Oppenheimer Municipal Fund            Centennial New York Tax Exempt Trust
Oppenheimer Real Asset Fund           Centennial Tax Exempt Trust


Robert G. Avis*, Trustee, Age: 68
One North Jefferson Ave., St. Louis, Missouri 63103

Chairman, President and Chief Executive Officer of A.G. Edwards Capital, Inc. (general partnership of private equity funds), Director of A.G. Edwards & Sons, Inc. (a broker-dealer) and Director of A.G. Edwards Trust Companies (trust companies), formerly, Vice Chairman of A.G. Edwards & Sons, Inc. and A.G.
Edwards, Inc. (its parent holding company) and Chairman of A.G.E. Asset Management (an investment advisor).


William A. Baker, Trustee, Age: 84
197 Desert Lakes Drive, Palm Springs, California 92264
Management Consultant.


George C. Bowen, Trustee, Age: 63
9224 Bauer Court, Lone Tree, Colorado 80124

Formerly (until April 1999) Mr. Bowen held the following positions: Senior Vice President (since September 1987) and Treasurer (since March 1985) of the Manager; Vice President (since June 1983) and Treasurer (since March 1985) of the Distributor; Vice President (since October 1989) and Treasurer (since April
1986) of HarbourView Asset Management Corporation; Senior Vice President (since February 1992), Treasurer (since July 1991) Assistant Secretary and a director (since December 1991) of Centennial Asset Management Corporation; President, Treasurer and a director of Centennial Capital Corporation (since June 1989); Vice President and Treasurer (since August 1978) and Secretary (since April
1981) of Shareholder Services, Inc.; Vice President, Treasurer and Secretary of Shareholder Financial Services, Inc. (since November 1989); Assistant Treasurer of Oppenheimer Acquisition Corp. (since March 1998); Treasurer of Oppenheimer Partnership Holdings, Inc. (since November 1989); Vice President and Treasurer of Oppenheimer Real Asset Management, Inc. (since July 1996); Chief Executive Officer, Treasurer; Treasurer of OppenheimerFunds International Ltd. and Oppenheimer Millennium Funds plc (since October 1997).

Jon S. Fossel, Trustee, Age: 57
P.O. Box 44, Mead Street, Waccabuc, New York 10597
Formerly Chairman and a director of the Manager, President and a director of Oppenheimer Acquisition Corp., the Manager's parent holding company, and Shareholder Services, Inc. and Shareholder Financial Services, Inc., transfer agent subsidiaries of the Manager.

Sam Freedman, Trustee, Age: 59
4975 Lakeshore Drive, Littleton, Colorado 80123
Formerly Chairman and Chief Executive Officer of OppenheimerFunds Services, Chairman, Chief Executive Officer and a director of Shareholder Services, Inc., Chairman, Chief Executive Officer and director of Shareholder Financial Services, Inc., Vice President and director of Oppenheimer Acquisition Corp. and a director of OppenheimerFunds, Inc.

Raymond J. Kalinowski, Trustee, Age: 70
44 Portland Drive, St. Louis, Missouri 63131
Director of Wave Technologies International, Inc. (a computer products training company), self-employed consultant (securities matters).

C. Howard Kast, Trustee, Age: 77
2552 East Alameda, Denver, Colorado 80209
Formerly Managing Partner of Deloitte, Haskins & Sells (an accounting firm).

Robert M. Kirchner, Trustee, Age: 78
7500 E. Arapahoe Road, Englewood, Colorado 80112
President of The Kirchner Company (management consultants).

Bridget A. Macaskill*, President and Trustee, Age: 51
Two  World  Trade  Center,  New York,
New York 10048-0203 President (since June 1991), Chief Executive Officer (since September 1995) and a Director (since December 1994) of the Manager; President and director (since June 1991) of HarbourView Asset Management Corporation, an investment adviser subsidiary of the Manager; Chairman and a director of Shareholder Services, Inc. (since August 1994) and Shareholder Financial Services, Inc. (since September 1995), transfer agent subsidiaries of the Manager; President (since September 1995) and a director (since October 1990) of Oppenheimer Acquisition Corp., the Manager's parent holding company; President (since September 1995) and a director (since November 1989) of Oppenheimer Partnership Holdings, Inc., a holding company subsidiary of the Manager; a director of Oppenheimer Real Asset Management, Inc. (since July 1996); President and a director (since October 1997) of OppenheimerFunds International Ltd., an offshore fund management subsidiary of the Manager and of Oppenheimer Millennium Funds plc; President and a director of other Oppenheimer funds; a director of Prudential Corporation plc (a U.K. financial service company).

Ned M. Steel, Trustee, Age: 84
3416 South Race Street, Englewood, Colorado 80110
Chartered Property and Casualty Underwriter; a director of Visiting Nurse Corporation of Colorado.

James C. Swain*, Chairman, Chief Executive Officer and Trustee, Age: 65 6803 South Tucson Way, Englewood, Colorado 80112 Vice Chairman of the Manager (since September 1988); formerly President and a director of Centennial Asset Management Corporation, an investment adviser subsidiary of the Manager and Chairman of the Board of Shareholder Services, Inc.

Michael A. Carbuto, Vice President and Portfolio Manager, Age: 44
Two  World  Trade  Center,  New York,
New York 10048-0203 Vice President of the Manager and Centennial Asset Management Corporation (since May 1988); an officer of other Oppenheimer funds.

Andrew J. Donohue, Vice President and Secretary, Age: 49
Two World Trade Center, New York, New York 10048-0203
Executive  Vice President  (since  January 1993),  General
Counsel (since October 1991) and a Director (since September 1995) of the Manager; Executive Vice President and General Counsel (since September 1993) and a director (since January 1992) of the Distributor; Executive Vice President, General Counsel and a director of HarbourView Asset Management Corporation, Shareholder Services, Inc., Shareholder Financial Services, Inc. and (since September 1995) Oppenheimer Partnership Holdings, Inc.; President and a director of Centennial Asset Management Corporation (since September 1995); President, General Counsel and a director of Oppenheimer Real Asset Management, Inc. (since July 1996); General Counsel (since May 1996) and Secretary (since April 1997) of Oppenheimer Acquisition Corp.; Vice President and a director of OppenheimerFunds International Ltd. and Oppenheimer Millennium Funds plc (since October 1997); an officer of other Oppenheimer funds.

Robert J. Bishop, Assistant Treasurer, Age: 40
6803 South Tucson Way, Englewood, Colorado 80112
Vice President of the Manager/Mutual Fund Accounting (since May 1996); an officer of other Oppenheimer funds; formerly an Assistant Vice President of the Manager/Mutual Fund Accounting (April 1994 - May 1996), and a Fund Controller for the Manager.

Scott T. Farrar, Assistant Treasurer, Age: 34
6803 South Tucson Way, Englewood, Colorado 80112
Vice President of the Manager/Mutual Fund Accounting (since May 1996); Assistant Treasurer of Oppenheimer Millennium Funds plc (since October 1997); an officer of other Oppenheimer funds; formerly an Assistant Vice President of the Manager/Mutual Fund Accounting (April 1994 - May 1996), and a Fund Controller for the Manager.


Brian W. Wixted, Treasurer, Age: 40
6803  South  Tucson  Way,  Englewood,

Colorado 80112
Senior Vice President and Treasurer (since April 1999) of the Manager; Treasurer of HarbourView Asset Management Corporation, Shareholder Services, Inc., Shareholder Financial Services, Inc. and Oppenheimer Partnership Holdings, Inc. (since April 1999); Assistant Treasurer of Oppenheimer Acquisition Corp. (since April 1999); Assistant Secretary of Centennial Asset Management Corporation (since April 1999); formerly Principal and Chief Operating Officer, Bankers Trust Company - Mutual Fund Services Division (March 1995 - March 1999); Vice President and Chief Financial Officer of CS First Boston Investment Management Corp. (September 1991 - March 1995); and Vice President and Accounting Manager, Merrill Lynch Asset Management (November 1987 - September 1991).

Robert G. Zack, Assistant Secretary, Age: 51
Two World Trade Center, New York, New York 10048-0203
Senior Vice President (since May 1985) and Associate  General Counsel (since May
1981) of the Manager, Assistant Secretary of Shareholder Services, Inc. (since May 1985), and Shareholder Financial Services, Inc. (since November 1989); Assistant Secretary of OppenheimerFunds International Ltd. and Oppenheimer Millennium Funds plc (since October 1997); an officer of other Oppenheimer funds.


O Remuneration of Trustees. The officers of the Trust and certain Trustees of the Trust (Ms. Macaskill and Mr. Swain) who are affiliated with the Manager receive no salary or fee from the Trust. The remaining Trustees of the Trust received the compensation shown below. The compensation from the Trust was paid during its fiscal year ended June 30, 1999. The compensation from all of the Denver-based Oppenheimer funds includes the Trust and is compensation received as a trustee, director, managing general partner or member of a committee of the Board during the calendar year 1998.

  -----------------------------------------------------------------------------
                               Aggregate         Total Compensation
  Trustee's Name               Compensation      from all Denver-Based
  and Other Positions          from Trust        Oppenheimer Funds1
  -----------------------------------------------------------------------------
  -----------------------------------------------------------------------------


  Robert G. Avis               $259              $67,998


  -----------------------------------------------------------------------------
  -----------------------------------------------------------------------------


        William A. Baker       $261              $69,998


  -----------------------------------------------------------------------------
  -----------------------------------------------------------------------------


         Jon S. Fossel         $256              $67,496
  Review Committee Member


                               ------------------------------------------------
  -----------------------------------------------------------------------------


          Sam Freedman         $279              $73,998
  Review Committee Member


                               ------------------------------------------------
  -----------------------------------------------------------------------------


     Raymond J. Kalinowski     $279              $73,998
  Audit Committee Member


                               ------------------------------------------------
  -----------------------------------------------------------------------------


  C. Howard Kast               $292              $76,998
  Audit and Review
  Committee Chairman


  -----------------------------------------------------------------------------
                               ------------------------------------------------


  Robert M. Kirchner           $258              $67,998
  Audit Committee Member


                               ------------------------------------------------
  -----------------------------------------------------------------------------


  Ned M. Steel                 $258              $67,998


  -----------------------------------------------------------------------------
   1.  For the 1998 calendar year.

      [_] Deferred Compensation Plan for Trustees. The Trustees have adopted a Deferred Compensation Plan for disinterested Trustees that enables them to elect to defer receipt of all or a portion of the annual fees they are entitled to receive from the Trust. Under the plan, the compensation deferred by a Trustee is periodically adjusted as though an equivalent amount had been invested in shares of one or more Oppenheimer funds selected by the Trustee. The amount paid to the Trustee under this plan will be determined based upon the performance of the selected funds.

      Deferral of fees of the Trustees under this plan will not materially affect the Trust's assets, liabilities or net income per share. This plan will not obligate the Trust to retain the services of any Trustee or to pay any particular level of compensation to any Trustee. Pursuant to an Order issued by the Securities and Exchange Commission, the Trust may invest in the funds selected by any Trustee under this plan without shareholder approval for the limited purpose of determining the value of the Trustees' deferred fee accounts.


      |X| Major Shareholders. As of October 21, 1999 the only person who owned of record or was known by the Trust to own beneficially 5% or more of the Trust's outstanding retail shares was A.G. Edwards & Sons, Inc. ("Edwards"), 1 North Jefferson Avenue, St. Louis, Missouri 63103, which owned 164,662,336.830 shares of the Trust which was 99.3% of the outstanding shares of the Trust on that date, for accounts of its customers none of whom individually owned more than 5% of the outstanding shares.


The Manager. The Manager is wholly-owned by OppenheimerFunds, Inc., which is a wholly-owned subsidiary of Oppenheimer Acquisition Corp., a holding company controlled by Massachusetts Mutual Life Insurance Company.


      The portfolio manager of the Trust is principally responsible for the day-to-day management of the Trust's investment portfolio. Other members of the Manager's fixed-income portfolio department, particularly security analysts, traders and other portfolio managers, have broad experience with fixed-income securities. They provide the Trust's portfolio managers with research and support in managing the Trust's investments.


      |X| The Investment Advisory Agreement. The Manager provides investment advisory and management services to the Trust under an investment advisory agreement between the Manager and the Trust. The Manager selects securities for the Trust's portfolio and handles its day-to-day business. The agreement requires the Manager, at its expense, to provide the Trust with adequate office space, facilities and equipment. It also requires the Manager to provide and supervise the activities of all administrative and clerical personnel required to provide effective administration for the Trust. Those responsibilities include the compilation and maintenance of records with respect to its operations, the preparation and filing of specified reports, and composition of proxy materials and registration statements for continuous public sale of shares of the Trust.


      Expenses not expressly assumed by the Manager under the investment advisory agreement are paid by the Trust. The investment advisory agreement lists examples of expenses paid by the Trust. The major categories relate to interest, taxes, fees to unaffiliated Trustees, legal and audit expenses, custodian and transfer agent expenses, share issuance costs, certain printing and registration costs and non-recurring expenses, including litigation costs. The management fees paid by the Trust to the Manager are calculated at the rates described in the Prospectus.


--------------------------------------------------------------------------------
  Fiscal Year    Management Fee Paid to Centennial Asset Management Corporation
  ending 6/30
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

      1997                                  $644,397

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

      1998                                  $801,264

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

      1999                                  $841,379

--------------------------------------------------------------------------------


      The Manager has undertaken that the total expenses of the Trust, in any fiscal year of the Trust, exclusive of taxes, interest, brokerage commissions (if any) and non-recurring expenses, including litigation, shall not exceed 0.80% of the average annual net assets of the Trust. The payment of the management fee at the end of any month will be reduced so that there will not be any accrued but unpaid liability under those expense limitations. Any assumption of the Trust's expenses under this arrangement lowers the Trust's overall expense ratio and increases its yield and total return during the time such expenses are assumed. The Manager reserves the right to vary the amount of expenses assumed or eliminate the assumption of expenses altogether. For the fiscal years ended June 30, 1997, June 30, 1998, and June 30, 1999 the management fees payable by the Trust would have been $644,397, $801,264 and $824,512, respectively without the Manager's voluntary expense assumption. Those amounts do not reflect the effect of the expense assumptions of $7,679, $2,862 and $16,867, respectively, in those periods by the Manager.


    The investment advisory agreement states that in the absence of willful misfeasance, bad faith, gross negligence in the performance of its duties or reckless disregard of its obligations and duties under the investment advisory agreement, the Manager is not liable for any loss resulting from a good faith error or omission on its part with respect to any of its duties under the agreement.

      |X| The Distributor. Under its General Distributor's Agreement with the Trust, Centennial Asset Management Corporation acts as the Trust's principal underwriter and Distributor in the continuous public offering of the Trust's shares. The Distributor is not obligated to sell a specific number of shares. The Distributor bears the expenses normally attributable to sales, including advertising and the cost of printing and mailing prospectuses, other than those furnished to existing shareholders.

Portfolio Transactions. Portfolio decisions are based upon recommendations and judgment of the Manager subject to the overall authority of the Board of Trustees. Most purchases made by the Trust are principal transactions at net prices, so the Trust incurs little or no brokerage costs. The Trust deals directly with the selling or purchasing principal or market maker without incurring charges for the services of a broker on its behalf unless the Manager determines that a better price or execution may be obtained by using the services of a broker. Purchases of portfolio securities from underwriters include a commission or concession paid by the issuer to the underwriter, and purchases from dealers include a spread between the bid and asked prices.


      The Trust seeks to obtain prompt execution of orders at the most favorable net price. If broker/dealers are used for portfolio transactions, transactions may be directed to broker/dealers for their execution and research services. The research services provided by a particular broker may be useful only to one or more of the advisory accounts of the Manager and its affiliates. Investment research received for the commissions of those other accounts may be useful both to the Trust and one or more of such other accounts. Investment research services may be supplied to the Manager by a third party at the instance of a broker through which trades are placed. It may include information and analyses on particular companies and industries as well as market or economic trends and portfolio strategy, receipt of market quotations for portfolio evaluations, information systems, computer hardware and similar products and services. If a research service also assists the Manager in a non-research capacity (such as bookkeeping or other administrative functions), then only the percentage or component that provides assistance to the Manager in the investment decision-making process may be paid in commission dollars.


      The research services provided by brokers broaden the scope and supplement the research activities of the Manager. That research provides additional views and comparisons for consideration, and helps the Manager obtain market information for the valuation of securities held in the Trust's portfolio or being considered for purchase.

      Subject to applicable rules covering the Manager's activities in this area, sales of shares of the Trust and/or the other investment companies managed by the Manager or distributed by the Distributor may also be considered as a factor in the direction of transactions to dealers. That must be done in conformity with the price, execution and other considerations and practices discussed above. Those other investment companies may also give similar consideration relating to the sale of the Trust's shares. No portfolio transactions will be handled by any securities dealer affiliated with the Manager.


      The Trust's policy of investing in short-term debt securities with maturities of less than one year results in high portfolio turnover and may increase the Trust's transaction costs. However, since brokerage commissions, if any, are small, high turnover does not have an appreciable adverse effect upon the income of the Trust.

Service Plan

The Trust has adopted a Service Plan for the shares. The plan has been approved by a vote of the Board of Trustees, including a majority of the Independent Trustees2, cast in person at a meeting called for the purpose of voting on that plan.

      Under the plan, the Manager and the Distributor may make payments to affiliates and, in their sole discretion, from time to time, may use their own resources (at no direct cost to the Trust) to make payments to brokers, dealers or other financial institutions for distribution and administrative services they perform. The Manager may use its profits from the advisory fee it receives from the Trust. In their sole discretion, the Distributor and the Manager may increase or decrease the amount of payments they make from their own resources to plan recipients.

      Unless a plan is terminated as described below, the plan continues in effect from year to year but only if the Trust's Board of Trustees and its Independent Trustees specifically vote annually to approve its continuance. Approval must be by a vote cast in person at a meeting called for the purpose of voting on continuing the plan. A plan may be terminated at any time by the vote of a majority of the Independent Trustees or by the vote of the holders of a "majority" (as defined in the Investment Company Act) of the outstanding shares of the Trust.

      The Board of Trustees and the Independent Trustees must approve all material amendments to a plan. An amendment to increase materially the amount of payments to be made under a plan must be approved by shareholders of the class affected by the amendment. The approval must be by a "majority" (as defined in the Investment Company Act) of the shares.

2. In accordance with Rule 12b-1 of the Investment Company Act, the term "Independent Trustees" in this Statement of Additional Information refers to those Trustees who are not "interested persons" of the Fund (or its parent corporation) and who do not have any direct or indirect financial interest in the operation of any agreement under the plan.

      While the plan is in effect, the Treasurer of the Trust shall provide separate written reports on the plan to the Board of Trustees at least quarterly for its review. The Reports shall detail the amount of all payments made under the plan and the purpose for which the payments were made. Those reports are subject to the review and approval of the Independent Trustees.

      The plan states that while it is in effect, the selection and nomination of those Trustees of the Trust who are not "interested persons" of the Trust is committed to the discretion of the Independent Trustees. This does not prevent the involvement of others in the selection and nomination process as long as the final decision as to selection or nomination is approved by a majority of the Independent Trustees.

      Under the plan, no payment will be made to any recipient in any quarter in which the aggregate net asset value of all Trust shares held by the recipient for itself and its customers does not exceed a minimum amount, if any, that may be set from time to time by a majority of the Independent Trustees. The Board of Trustees has set no minimum amount of assets to qualify for payments under the plan.

      |X| Service Plan Fees. Under the service plan, the Distributor currently uses the fees it receives from the Trust to pay brokers, dealers and other financial institutions (they are referred to as "recipients") for personal services and account maintenance services they provide for their customers who hold shares. The services include, among others, answering customer inquiries about the Trust, assisting in establishing and maintaining accounts in the Trust, making the Trust's investment plans available and providing other services at the request of the Trust or the Distributor. The service plan permits reimbursements to the Distributor at a rate of up to 0.20% of average annual net assets of the shares. While the plan permits the Board to authorize payments to the Distributor to reimburse itself for services under the plan, the Board has not yet done so. The Distributor makes payments to plan recipients quarterly at an annual rate not to exceed 0.20% of the average annual net assets consisting of shares held in the accounts of the recipients or their customers.

      For the fiscal year ended June 30, 1999 payments under the plan totaled $336,555, all of which was paid by the Distributor to recipients. That included $55 paid to an affiliate of the Distributor's parent company. Any unreimbursed expenses the Distributor incurs with respect to the shares in any fiscal year cannot be recovered in subsequent years. The Distributor may not use payments received under the plan to pay any of its interest expenses, carrying charges, or other financial costs, or allocation of overhead.


                            Performance of the Trust


Explanation of Performance Terminology. The Trust uses a variety of terms to illustrate its performance. These terms include "yield," "compounded effective yield, " "tax-equivalent yield" and "average annual total return." An explanation of how yields and total returns are calculated is set forth below. The charts below show the Trust's performance as of the Trust's most recent fiscal year end. You can obtain current performance information by calling the Trust's Transfer Agent at 1-800-525-9310.


      The Trust's illustrations of its performance data in advertisements must comply with rules of the Securities and Exchange Commission. Those rules describe the types of performance data that may be used and how it is to be calculated. If the Trust shows total returns in addition to its yields, the returns must be for the 1-, 5- and 10-year periods ending as of the most recent calendar quarter prior to the publication of the advertisement (or its submission for publication).

      Use of standardized performance calculations enables an investor to compare the Trust's performance to the performance of other funds for the same periods. However, a number of factors should be considered before using the
Trust's   performance   information  as  a  basis  for  comparisons  with  other
investments:

     |_| Yields and total returns measure the performance of a hypothetical account in the Trust over various periods and do not show the performance of each shareholder's account. Your account's performance will vary from the model performance data if your dividends are received in cash, or you buy or sell shares during the period, or you bought your shares at a different time than the shares used in the model.

     |_| An investment in the Trust is not insured by the FDIC or any other government agency.

     |_| The Trust's yield is not fixed or guaranteed and will fluctuate.

     |_| Yields and total returns for any given past period represent historical performance information and are not, and should not be considered, a prediction of future yields or returns.

        |_| Yields. The Trust's current yield is calculated for a seven-day period of time as follows. First, a base period return is calculated for the seven-day period by determining the net change in the value of a hypothetical pre-existing account having one share at the beginning of the seven-day period. The change includes dividends declared on the original share and dividends declared on any shares purchased with dividends on that share, but such dividends are adjusted to exclude any realized or unrealized capital gains or losses affecting the dividends declared. Next, the base period return is multiplied by 365/7 to obtain the current yield to the nearest hundredth of one percent.

      The compounded effective yield for a seven-day period is calculated by (1) adding 1 to the base period return (obtained as described above), (2) raising the sum to a power equal to 365 divided by 7, and (3) subtracting 1 from the result.

      The yield as calculated above may vary for accounts less than approximately $100 in value due to the effect of rounding off each daily dividend to the nearest full cent. The calculation of yield under either procedure described above does not take into consideration any realized or unrealized gains or losses on the Trust's portfolio securities which may affect dividends. Therefore, the return on dividends declared during a period may not be the same on an annualized basis as the yield for that period.

      The Trust's "tax equivalent yield" adjusts the Trust's current yield, as calculated above, by a stated federal tax rate. The tax equivalent yield is computed by dividing the tax-exempt portion of the Trust's current yield by one minus a stated income tax rate and adding the result to the portion (if any) of the Trust's current yield that is not tax-exempt. The tax equivalent yield may be compounded as described above to provide a compounded effective tax equivalent yield.


      The Trust's tax equivalent yield may be used to compare the tax effects of income derived from the Trust with income from taxable investments at the tax rates stated. Exhibit D includes a tax equivalent yield table, based on various effective tax brackets for individual taxpayers. Such tax brackets are determined by a taxpayer's federal taxable income (the net amount subject to federal income tax after deductions and exemptions). The tax equivalent yield table assumes that the investor is taxed at the highest bracket, regardless of whether a switch to non-taxable investments would cause a lower bracket to apply and that state income tax payments are fully deductible for income tax purposes. For taxpayers with income above certain levels, otherwise allowable itemized deductions are limited. The Trust's tax equivalent yield for the seven-day period ended June 30, 1999 was 4.27%. Its tax-equivalent compounded effective yield for the same period was 4.31% for an investor in the highest federal tax bracket.




      [_] Total Return Information. There are different types of "total returns" to measure the Trust's performance. Total return is the change in value of a hypothetical investment in the Trust over a given period, assuming that all dividends and capital gains distributions are reinvested in additional shares and that the investment is redeemed at the end of the period. The cumulative total return measures the change in value over the entire period (for example, ten years). An average annual total return shows the average rate of return for each year in a period that would produce the cumulative total return over the entire period. However, average annual total returns do not show actual year-by-year performance. The Trust uses standardized calculations for its total returns as prescribed by the SEC. The methodology is discussed below.

         |_| Average Annual Total Return. The "average annual total return" of each class is an average annual compounded rate of return for each year in a specified number of years. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 ("P" in the formula below) held for a number of years ("n") to achieve an Ending Redeemable Value ("ERV" in the formula) of that investment, according to the following formula:

                 1/n
            (ERV)
            (---)   -1 = Average Annual Total Return
            ( P )


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
         |_| Cumulative Total Return. The "cumulative total return" calculation measures the change in value of a hypothetical investment of $1,000 over an entire period of years. Its calculation uses some of the same factors as average annual total return, but it does not average the rate of return on an annual basis. Cumulative total return is determined as follows:


            ERV - P
            ------- = Total Return
               P


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     Yield         Compounded       Average Annual Total Returns (at 6/30/99)
 (7 days ended   Effective Yield
    6/30/99)      (7 days ended
                    6/30/99)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                     1-Year          5 Years        10 Years
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


     2.34%            2.36%           2.41%           2.81%           2.86%

--------------------------------------------------------------------------------

      |X| Other Performance Comparisons. Yield information may be useful to investors in reviewing the Trust's performance. The Trust may make comparisons between its yield and that of other investments, by citing various indices such as The Bank Rate Monitor National Index (provided by Bank Rate MonitorJ) which measures the average rate paid on bank money market accounts, NOW accounts and certificates of deposits by the 100 largest banks and thrifts in the top ten metro areas. When comparing the Trust's yield with that of other investments, investors should understand that certain other investment alternatives such as certificates of deposit, U.S. government securities, money market instruments or bank accounts may provide fixed yields and may be insured or guaranteed.

      From time to time, the Trust may include in its advertisements and sales literature performance information about the Trust cited in other newspapers and periodicals, such as The New York Times, which may include performance quotations from other sources.


      From time to time, the Trust's Manager may publish rankings or ratings of the Manager (or the Transfer Agent) or the investor services provided by them. Those ratings or rankings of investor/shareholder services by third parties may compare the services provided to those of other mutual fund families selected by the rating or ranking services. They may be based on the opinions of the rating or ranking service itself, based on its research or judgment, or based on surveys of investors, brokers, shareholders or others.


                         A B O U T Y O U R A C C O U N T

                                How to Buy Shares


Determination of Net Asset Value Per Share. The net asset value per share of the Trust is determined twice each day that the New York Stock Exchange ("Exchange") is open, at 12:00 Noon and at 4:00 P.M, on each day that the Exchange is open, by dividing the value of the Trust's net assets by the total number of shares outstanding. All references to time in this Statement of Additional Information mean New York time. The Exchange's most recent annual announcement (which is subject to change) states that it will close on New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. It may also close on other days.

      The Trust's Board of Trustees has adopted the amortized cost method to value the Trust's portfolio securities. Under the amortized cost method, a security is valued initially at its cost and its valuation assumes a constant amortization of any premium or accretion of any discount, regardless of the impact of fluctuating interest rates on the market value of the security. This method does not take into consideration any unrealized capital gains or losses on securities. While this method provides certainty in valuing securities, in certain periods the value of a security determined by amortized cost may be higher or lower than the price the Trust would receive if it sold the security.

      The Trust's Board of Trustees has established procedures reasonably designed to stabilize the Trust's net asset value at $1.00 per share. Those procedures include a review of the valuations of the Trust's portfolio holdings by the Board of Trustees, at intervals it deems appropriate, to determine whether the Trust's net asset value calculated by using available market quotations deviates from $1.00 per share based on amortized cost.

      The Board of Trustees will examine the extent of any deviation between the Trust's net asset value based upon available market quotations and amortized cost. If the Trust's net asset value were to deviate from $1.00 by more than 0.5%, Rule 2a-7 requires the Board of Trustees to consider what action, if any, should be taken. If they find that the extent of the deviation may cause a material dilution or other unfair effects on shareholders, the Board of Trustees will take whatever steps it considers appropriate to eliminate or reduce the dilution, including, among others, withholding or reducing dividends, paying dividends from capital or capital gains, selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten the average maturity of the portfolio, or calculating net asset value per share by using available market quotations.


      During periods of declining interest rates, the daily yield on shares of the Trust may tend to be lower (and net investment income and dividends higher) than those of a fund holding the identical investments as the Trust but which used a method of portfolio valuation based on market prices or estimates of market prices. During periods of rising interest rates, the daily yield of the Trust would tend to be higher and its aggregate value lower than that of an identical portfolio using market price valuation.

How to Sell Shares

The information below supplements the terms and conditions for redeeming shares set forth in the Prospectus.


Checkwriting. When a check is presented to the Bank for clearance, the Bank will ask the Trust to redeem a sufficient number of full and fractional shares in the shareholder's account to cover the amount of the check. This enables the shareholder to continue receiving dividends on those shares until the check is presented to the Trust. Checks may not be presented for payment at the offices of the Bank or the Trust's Custodian. This limitation does not affect the use of checks for the payment of bills or to obtain cash at other banks. The Trust reserves the right to amend, suspend or discontinue offering checkwriting privileges at any time without prior notice.

      In choosing to take advantage of the Checkwriting privilege, by signing the Account Application or by completing a Checkwriting card, each individual who signs:

(1) for individual accounts, represents that they are the registered owner(s) of the shares of the Trust in that account;

(2) for accounts for corporations, partnerships, trusts and other entities, represents that they are an officer, general partner, trustee or other fiduciary or agent, as applicable, duly authorized to act on behalf of the registered owner(s);

(3) authorizes the Trust, its Transfer Agent and any bank through which the Trust's drafts (checks) are payable to pay all checks drawn on the Trust account of such person(s) and to redeem a sufficient amount of shares from that account to cover payment of each check;

(4) specifically acknowledges that if they choose to permit checks to be honored if there is a single signature on checks drawn against joint accounts, or accounts for corporations, partnerships, trusts or other entities, the signature of any one signatory on a check will be sufficient to authorize payment of that check and redemption from the account, even if that account is registered in the names of more than one person or more than one authorized signature appears on the Checkwriting card or the Application, as applicable;

(5) understands that the Checkwriting privilege may be terminated or amended at any time by the Trust and/or the Trust's bank; and

(6) acknowledges and agrees that neither the Trust nor its bank shall incur any liability for that amendment or termination of checkwriting privileges or for redeeming shares to pay checks reasonably believed by them to be genuine, or for returning or not paying checks that have not been accepted for any reason.


Sending Redemption Proceeds by Federal Funds Wire. The Federal Funds wire of redemptions proceeds may be delayed if the Trust's custodian bank is not open for business on a day when the Trust would normally authorize the wire to be made, which is usually the Trust's next regular business day following the redemption. In those circumstances, the wire will not be transmitted until the next bank business day on which the Trust is open for business. No distributions will be paid on the proceeds of redeemed shares awaiting transfer by Federal Funds wire


How to Exchange Shares

As stated in the Prospectus, direct shareholders can exchange shares of the Trust for Class A shares of any of the following eligible funds:

                                       Oppenheimer   Main   Street   California
Oppenheimer Bond Fund                     Municipal Fund
                                       Oppenheimer  Main Street Growth & Income
Oppenheimer Capital Appreciation Fund     Fund
Oppenheimer Capital Preservation Oppenheimer Main Street Small Cap Fund Oppenheimer California Municipal Fund Oppenheimer MidCap Fund Oppenheimer
Champion Income Fund Oppenheimer Multiple Strategies Fund Oppenheimer Convertible Securities Fund Oppenheimer Municipal Bond Fund Oppenheimer
Developing Markets Fund Oppenheimer New York Municipal Fund Oppenheimer Disciplined Allocation Fund Oppenheimer New Jersey Municipal Fund Oppenheimer Disciplined Value Fund Oppenheimer Pennsylvania Municipal Fund Oppenheimer Discovery Fund Oppenheimer Quest Balanced Value Fund
                                        Oppenheimer  Quest  Capital  Value Fund,
Oppenheimer Enterprise Fund               Inc.
                                        Oppenheimer  Quest  Global  Value  Fund,
Oppenheimer Capital Income Fund           Inc.
Oppenheimer Europe Fund Oppenheimer Quest Opportunity Value Fund Oppenheimer Florida Municipal Fund Oppenheimer Quest Small Cap Value Fund Oppenheimer Global Fund Oppenheimer Quest Value Fund, Inc. Oppenheimer Global Growth & Income Fund Oppenheimer Real Asset Fund Oppenheimer Gold & Special Minerals Fund Oppenheimer Strategic Income Fund Oppenheimer Growth Fund Oppenheimer Total Return Fund,
Inc. Oppenheimer High Yield Fund Oppenheimer Trinity Core Fund Oppenheimer Insured Municipal Fund Oppenheimer Trinity Growth Fund Oppenheimer Intermediate Municipal Fund Oppenheimer Trinity Value Fund Oppenheimer International Bond Fund Oppenheimer U.S. Government Trust Oppenheimer International Growth Fund Oppenheimer World Bond Fund Oppenheimer International Small Company Fund Limited-Term New York Municipal Fund Oppenheimer Large Cap Growth Fund Rochester Fund Municipals Oppenheimer Limited-Term Government Fund and the following money market funds:
                                          Centennial New York Tax Exempt Trust
Centennial America Fund, L. P.            Centennial Tax Exempt Trust
Centennial California Tax Exempt Trust    Oppenheimer Cash Reserves
Centennial Government Trust               Oppenheimer Money Market Fund, Inc.
Centennial Money Market Trust

      Shares of the Trust purchased without a sales charge may be exchanged for shares of an eligible fund offered with a sales charge upon payment of the sales charge. Shares of the Trust acquired by reinvestment of dividends or distributions from the Trust or any of the other eligible funds (other than Oppenheimer Cash Reserves) or from any unit investment trust for which reinvestment arrangements have been made with the Distributor may be exchanged at net asset value for shares of any of the eligible funds.

      |_| Limits on Multiple Exchange Orders. The Trust reserves the right to reject telephone or written exchange requests submitted in bulk by anyone on behalf of more than one account. The Trust may accept requests for exchanges of up to 50 accounts per day from representatives of authorized dealers that qualify for this privilege.

      |_| Telephone Exchange Requests. When exchanging shares by telephone, a direct shareholder must have an existing account in the fund to which the exchange is to be made. Otherwise, the investor must obtain a prospectus of that fund before the exchange request may be submitted. If all telephone lines are busy (which might occur, for example, during periods of substantial market fluctuations), shareholders might not be able to request exchanges by telephone and would have to submit written exchange requests.

      |_| Processing Exchange Requests. Shares to be exchanged are redeemed on the regular business day the Transfer Agent receives an exchange request in proper form (the "Redemption Date"). Normally, shares of the fund to be acquired are purchased on the Redemption Date, but such purchases may be delayed by either fund up to five business days if it determines that it would be disadvantaged by an immediate transfer of the redemption proceeds. The Trust reserves the right, in its discretion, to refuse any exchange request that may disadvantage it (for example, if the receipt of multiple exchange requests from a dealer might require the disposition of portfolio securities at a time or at a price that might be disadvantageous to the Trust).

      In connection with any exchange request, the number of shares exchanged may be less than the number requested if the exchange or the number requested would include shares subject to a restriction cited in the Prospectus or this Statement of Additional Information or would include shares covered by a share certificate that is not tendered with the request. In those cases, only the shares available for exchange without restriction will be exchanged.

      The different eligible funds available for exchange have different investment objectives, policies and risks. A shareholder should assure that the fund selected is appropriate for his or her investment and should be aware of the tax consequences of an exchange. For Federal income tax purposes, an exchange transaction is treated as a redemption of shares of one fund and a purchase of shares of another. The Trust, the Distributor, the Sub-Distributor, and the Transfer Agent are unable to provide investment, tax or legal advice to a shareholder in connection with an exchange request or any other investment transaction.

      The Trust may amend, suspend or terminate the exchange privilege at any time. Although, the Trust may impose these changes at any time, it will provide you with notice of those changes whenever it is required to do so by applicable law. It may be required to provide 60 days notice prior to materially amending or terminating the exchange privilege. That 60-day notice is not required in extraordinary circumstances.


                               Dividends and Taxes

Tax Status of the Trust's Dividends and Distributions. The Trust intends to qualify under the Internal Revenue Code during each fiscal year to pay "exempt-interest dividends" to its shareholders. Exempt-interest dividends that are derived from net investment income earned by the Trust on municipal securities will be excludable from gross income of shareholders for federal income tax purposes.

      Net investment income includes the allocation of amounts of income from the municipal securities in the Trust's portfolio that are free from federal income taxes. This allocation will be made by the use of one designated percentage applied uniformly to all income dividends paid during the Trust's tax year. That designation will normally be made following the end of each fiscal year as to income dividends paid in the prior year. The percentage of income designated as tax-exempt may substantially differ from the percentage of the Trust's income that was tax-exempt for a given period.

      A portion of the exempt-interest dividends paid by the Trust may be an item of tax preference for shareholders subject to the alternative minimum tax. The amount of any dividends attributable to tax preference items for purposes of the alternative minimum tax will be identified when tax information is distributed by the Trust.

      A shareholder receiving a dividend from income earned by the Trust from one or more of the following sources treats the dividend as a receipt of either ordinary income or long-term capital gain in the computation of gross income, regardless of whether the dividend is reinvested:

(1) certain taxable temporary investments (such as certificates of deposit, repurchase agreements, commercial paper and obligations of the U.S. government, its agencies and instrumentalities);

(2) income from securities  loans;

(3) income or gains from options or futures; or

(4) an excess of net short-term capital gain over net long-term capital loss from the Trust.

      The Trust's dividends will not be eligible for the dividends-received deduction for corporations. Shareholders receiving Social Security benefits should be aware that exempt-interest dividends are a factor in determining whether such benefits are subject to federal income tax. Losses realized by shareholders on the redemption of Trust shares within six months of purchase (which period may be shortened by regulation) will be disallowed for federal income tax purposes to the extent of exempt-interest dividends received on such shares.

      If the Trust qualifies as a "regulated investment company" under the Internal Revenue Code, it will not be liable for federal income taxes on amounts paid by it as dividends and distributions. That qualification enables the Trust to "pass through" its income and realized capital gains to shareholders without having to pay tax on them. The Trust qualified as a regulated investment company in its last fiscal year and intends to qualify in future years, but reserves the right not to qualify. The Internal Revenue Code contains a number of complex tests to determine whether the Trust qualifies. The Trust might not meet those tests in a particular year. If it does not qualify, the Trust will be treated for tax purposes as an ordinary corporation and will receive no tax deduction for payments of dividends and distributions made to shareholders.

      In any year in which the Trust qualifies as a regulated investment company under the Internal Revenue Code, the Trust will also be exempt from California corporate income and franchise taxes. It will also be qualified under California law to pay exempt interest dividends that will be exempt from California personal income tax. That exemption applies to the extent that the Trust's distributions are attributable to interest on California municipal securities and qualifying obligations of the United States government, if at least 50% of the Trust's assets are invested in such obligations at the close of each quarter in its tax year. Distributions from the Trust attributable to income from sources other than California municipal securities and U.S. government obligations will generally be subject to California income tax as ordinary income.

      Distributions by the Trust from investment income and long- and short-term capital gains will generally not be excludable from taxable income in determining California corporate franchise tax or income tax for corporate shareholders of the Trust. Additionally, certain distributions paid to corporate shareholders of the Trust may be includable in income subject to the California alternative minimum tax.

      Under the Internal Revenue Code, by December 31 each year the Trust must distribute 98% of its taxable investment income earned from January 1 through December 31 of that year and 98% of its capital gains realized in the period from November 1 of the prior year through October 31 of the current year. If it does not, the Trust must pay an excise tax on the amounts not distributed. It is presently anticipated that the Trust will meet those requirements. However, the Trust's Board of Trustees and the Manager might determine in a particular year that it would be in the best interest of shareholders not to make distributions at the required levels and to pay the excise tax on the undistributed amounts. That would reduce the amount of income or capital gains available for distribution to shareholders.


Dividend Reinvestment in Another Trust. Direct shareholders of the Trust may elect to reinvest all dividends and/or capital gains distributions in Class A shares of any eligible fund listed above. To elect this option, the shareholder must notify the Transfer Agent in writing and must have an existing account in the fund selected for reinvestment. Otherwise, the shareholder first must obtain a prospectus for that fund and an application from the Distributor to establish an account. The investment will be made at the close of business on the payable date of the dividend or distribution.


                     Additional Information About the Trust


The Distributor. The Trust's shares are sold through dealers, brokers and other financial institutions that have a sales agreement with the Sub-Distributor. The Distributor and the Sub-Distributor also distribute shares of the other funds managed by the Manager or an affiliate.


The Transfer Agent. Shareholder Services, Inc. the Trust's Transfer Agent, is responsible for maintaining the Trust's shareholder registry and shareholder accounting records, and for paying dividends and distributions to shareholders of the Trust. It also handles shareholder servicing and administrative functions. It is paid on a "at-cost" basis.

The Custodian. Citibank, N.A. is the Custodian of the Trust's assets. The Custodian's responsibilities include safeguarding and controlling the Trust's portfolio securities and handling the delivery of such securities to and from the Trust. It will be the practice of the Trust to deal with the Custodian in a manner uninfluenced by any banking relationship the Custodian may have with the Manager and its affiliates. The Trust's cash balances with the Custodian in excess of $100,000 are not protected by federal deposit insurance. Those uninsured balances at times may be substantial.

Independent Auditors. Deloitte & Touche LLP are the independent auditors of the Trust. They audit the Trust's financial statements and perform other related audit services. They also act as auditors for the Manager and OFI and for certain other funds advised by the Manager and its affiliates.

INDEPENDENT AUDITORS' REPORT
Centennial California Tax Exempt Trust

The Board of Trustees and Shareholders of Centennial California Tax Exempt
Trust:

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Centennial California Tax Exempt Trust as of June 30, 1999, the related statement of operations for the year then ended, the statements of changes in net assets for the years ended June 30, 1999 and 1998 and the financial highlights for the period July 1, 1994 to June 30, 1999. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1999, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Centennial California Tax Exempt Trust as of June 30, 1999, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods, in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Denver, Colorado
July 22, 1999

STATEMENT OF INVESTMENTS June 30, 1999
Centennial California Tax Exempt Trust



Face              Value

Amount          See Note 1

-----------       ------------
SHORT-TERM TAX-EXEMPT OBLIGATIONS--95.7%
CALIFORNIA--91.2%
Agoura Hills, CA MH RRB, Oakridge Apts. Project, 3.20%(1)
 .............................    $1,100,000       $  1,100,000
CA GOB, Tendered Option Certificates, Series 1998A, MBIA Insured, 3.65%(1)(2)
 .........     6,873,000          6,872,946
CA HFA RB, Series PT 220, 3.10%, 3/9/00(3)
 ............................................     6,580,000          6,580,000
CA PCFAU RB, Chevron USA, Inc. Project, 3.10%, 5/15/00(3)
 .............................     2,500,000          2,500,000
CA PCFAU SWD
RB:
  Santa Clara Valley Disposal Co., Series A,
3.35%(1)..................................     3,200,000          3,200,000
  Western Waste Industries, Series A,
3.95%(1).........................................     1,500,000          1,500,000
CA SCDAU COP, Series 24, FSA Insured, 3.52%(1)(2)
 .....................................     7,000,000          7,000,000
CA SCDAU RB, 3.55%(1)
 .................................................................
2,200,000          2,200,000
CA Statewide CDC IDV RB, Propak California Corp., Series B, 3.30%(1)
 ..................       700,000            700,000
CA University Board of Regents RB, 3%, 8/24/99(3)
 .....................................     4,945,000          4,945,000
Freemont, CA MH RB, Treetops Apts., Series A, 3.75%(1)
 ................................     4,000,000          4,000,000
Los Angeles Cnty., CA MTAU Sales Tax RB, AMBAC Insured, Series SG54, 3.62%(1)
 .........     1,000,000          1,000,000
Los Angeles Cnty., CA Pension Obligation RB, Series B, AMBAC Insured, 3.25%(1)
 ........       600,000            600,000
Los Angeles, CA Airport RB, Series SG61, 3.64%(1)
 .....................................     6,000,000          6,000,000
Los Angeles, CA Convention & Exhibit Center Authority Refunding
COP:
  AMBAC Insured, 6.60%,
8/15/99........................................................
4,020,000          4,038,367
  Prerefunded, Series A, 7.375%,
8/15/99(3)............................................     3,570,000
3,643,008
  Series A, 7.30%,
8/15/99(3)..........................................................
1,000,000          1,020,341
Los Angeles, CA Wastewater System ABN AMRO Munitops
Certificates,
  Series 1998-25, 3.20%, 7/7/99(3)
 ....................................................     8,000,000
8,000,000
Modesto, CA Irrigation District FAU RB, Series SG66, 3.57%(1)
 .........................     5,500,000          5,500,000
Oceanside, CA MH RRB, Lakeridge Apts. Project, 3.75%(1)
 ...............................     7,000,000          7,000,151
Orange Cnty., CA FAU Teeter Plan RB, Series C, AMBAC Insured, 6.15%, 11/1/99(3)
 .......     1,800,000          1,818,258
Pittsburg, CA Mortgage Obligation RRB, Series A, 3.55%(1)
 .............................     7,000,000          7,000,034
Riverside Cnty., CA TAN & RAN:
  2.95%,
8/25/99(3)....................................................................
5,000,000          5,000,000
  4.50%,
9/30/99.......................................................................
8,000,000          8,030,986
Sacramento Cnty., CA RB, Trust REG D, Series A28, 3.30%(1)
 ............................     8,700,000          8,700,000
San Bernardino Cnty., CA TAN & RAN, 4.50%, 9/30/99
 ....................................     4,000,000          4,015,295
San Bernardino Cnty., CA, MH RB, Somerset Apts., Series A, 3.60%(1)
 ...................     2,495,000          2,495,000
San Diego, CA ABN AMRO Munitops Certificates, Series 1998-10, 3.60%(1)(2)
 .............     7,000,000          7,000,000
San Diego, CA MH RRB, Coral Point Apts. Project, Series A, 4%(1)
 ......................     2,500,000          2,500,000
San Diego, CA TAN, Series A, 4.50%, 9/30/99
 ...........................................     5,000,000          5,017,611
San Francisco, CA City & Cnty. International Airport RB, Series 88, 3.57%(1)
 ..........     1,700,000          1,700,000
San Mateo Cnty., CA Transit District RB, Series A, MBIA Insured, 4%, 6/1/00
 ...........     5,085,000          5,126,929

Centennial California Tax Exempt Trust



Face             Value

Amount          See Note 1

-----------       ------------
 CALIFORNIA  (CONTINUED)
 South Gate, CA PFAU TXAL Refunding Bonds, South Gate Redevelopment Project,
   Subseries A-2, 7.375%, 9/1/99(3)
 ....................................................   $2,000,000       $  2,055,202
 Southern CA PP Authority Transmission Project RB, Southern Transmission A,
   4%, 7/1/99
 ..........................................................................
2,000,000          2,000,000
 Visalia, CA IDV RB, Akers West Assn., 3.30%(1)
 ........................................    2,350,000          2,350,000

------------

142,209,128

------------
U.S. POSSESSIONS--4.5%
PR CMWLTH TAN & RAN, 3.50%, 7/30/99
 ....................................................    7,000,000          7,003,927

------------

Total Investments, at Value
 ............................................................         95.7%
149,213,055

------------
Other Assets Net of Liabilities
 ........................................................          4.3
6,626,422

----------       ------------

Net Assets
 .............................................................................
100.0%      $155,839,477

==========       ============

To simplify the listings of securities, abbreviations are used per the table below:
CDC--Community Development Corp.                        PFAU--Public Finance
Authority
CMWLTH--Commonwealth                                    PP--Public Power
COP--Certificates of Participation                      RAN--Revenue Anticipation
Nts.
FAU--Finance Authority                                  RB--Revenue Bonds
GOB--General Obligation Bonds                           RRB--Revenue Refunding Bonds
HFA--Housing Finance Agency                             SCDAU--Statewide
Communities Development Authority
IDV--Industrial Development                             SWD--Solid Waste Disposal
MH--Multifamily Housing                                 TAN--Tax Anticipation Nts.
MTAU--Metropolitan Transportation Authority             TXAL--Tax Allocation
PCFAU--Pollution Control Finance Authority

1. Floating or variable rate obligation maturity in more than one year. The interest rate, which is based on specific, or an index of, market interest rates, is subject to change periodically and is the effective rate on June 30, 1999. This instrument may also have a demand feature which allows, on up to 30 days' notice, the recovery of principal at any time, or at specified intervals not exceeding one year.

2. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $20,872,946 or 13.39% of the Trust's net assets as of June 30, 1999.

3. Put obligation redeemable at full face value on the date reported.



See accompanying Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES June 30, 1999 Centennial California Tax Exempt Trust

ASSETS
Investments, at value--see accompanying
statement.....................................................      $149,213,055
Cash..................................................................................................
374,493
Receivables and other assets:
   Shares of beneficial interest
sold.................................................................
5,476,288

Interest...........................................................................................
2,221,644

Other..............................................................................................
5,737

------------
     Total
assets.....................................................................................
157,291,217

------------

LIABILITIES Payables and other liabilities:
    Shares of beneficial interest redeemed
 ...........................................................         1,191,508
    Dividends
 ........................................................................................
122,533
    Service plan fees
 ................................................................................
82,961
    Shareholder reports
 ..............................................................................
34,474
    Transfer and shareholder servicing agent
fees.....................................................             7,896
    Custodian fees
 ...................................................................................
1,453
    Other
 ............................................................................................
10,915

------------
      Total liabilities
 ..............................................................................
1,451,740

------------

NET ASSETS
 ...........................................................................................
$155,839,477

============


COMPOSITION OF NET ASSETS

Paid-in capital
 ......................................................................................
$155,871,989
Accumulated net realized loss on investment transactions
 .............................................           (32,512)

------------


NET ASSETS--applicable to 155,871,989 shares of beneficial interest outstanding
 ......................      $155,839,477

============


NET ASSET VALUE, REDEMPTION PRICE AND OFFERING PRICE PER SHARE
 .......................................             $1.00





See accompanying Notes to Financial Statements.

STATEMENT OF OPERATIONS For the Year Ended June 30, 1999
Centennial California Tax Exempt Trust

INVESTMENT INCOME--Interest
 ..........................................................................       $
5,322,258

-----------
EXPENSES
Management fees--Note 3
 ..............................................................................
841,379
Service plan fees--Note 3
 ............................................................................
336,555
Transfer and shareholder servicing agent fees--Note 3
 ................................................            69,808
Custodian fees and expenses
 ..........................................................................
39,372
Shareholder reports
 ..................................................................................
28,482
Legal, auditing and other professional fees
 ..........................................................            12,131
Trustees' compensation
 ...............................................................................
2,400
Registration and filing fees
 .........................................................................
2,057
Other
 ................................................................................................
9,445

-----------
   Total expenses
 ....................................................................................
1,341,629
     Less expenses paid indirectly--Note 1
 ...........................................................           (13,211)
     Less reimbursement of expenses by Centennial Asset Management
Corporation--Note 3................           (16,867)

-----------
   Net expenses
 ......................................................................................
1,311,551

-----------
NET INVESTMENT INCOME
 ................................................................................
4,010,707

-----------
NETREALIZED LOSS ON INVESTMENTS
 ......................................................................
(9,637)

-----------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS
 .................................................       $ 4,001,070

===========

--------------------------------------------------------------------------------


STATEMENTS OF CHANGES IN NET ASSETS


Year Ended June 30,

--------------------------------------

1999                    1998

-------------             -----------
OPERATIONS
Net investment income ..........................................................
$  4,010,707            $  4,512,553
Net realized loss
 ..............................................................
(9,637)                (19,307)

------------            ------------
Net increase in net assets resulting from operations
 ...........................       4,001,070               4,493,246

------------            ------------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
 ....................................      (4,010,707)             (4,512,553)

------------            ------------

BENEFICIAL INTEREST TRANSACTIONS
Net increase in net assets resulting from
   beneficial interest transactions--Note 2
 ....................................          17,181              23,912,099

------------            ------------

NET ASSETS
Total increase
 .................................................................
7,544              23,892,792
Beginning of period
 ............................................................
155,831,933             131,939,141

------------            ------------
End of period ..................................................................
$155,839,477            $155,831,933

============            ============

See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
Centennial California Tax Exempt Trust


Year Ended June 30,

-------------------------------------------------------
                                                                            1999
1998         1997         1996        1995
                                                                 ----
----         ----         ----        ----
PER SHARE OPERATING DATA
Net asset value, beginning of period.................        $   1.00     $
1.00      $   1.00     $   1.00     $  1.00
Income from investment operations--
   net investment income and
   net realized gain..................................             02
 .03           .03          .03         .03
Dividends and distributions to shareholders..........            (.02)
(.03)         (.03)        (.03)       (.03)
                                                             --------
--------      --------     --------     -------
Net asset value, end of period.......................        $   1.00     $
1.00      $   1.00     $   1.00     $  1.00
                                                             ========
========      ========     ========     =======
TOTAL RETURN(1)......................................            2.41%
2.86%         2.81%        2.97%       3.00%


RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in thousands).............        $155,839
$155,832      $131,939     $118,838     $92,318
Average net assets (in thousands)....................        $168,272
$160,317      $129,087     $112,911     $71,278
Ratios to average net assets:(2)
Net investment income ...............................            2.38%
2.81%         2.78%        2.94%       2.99%
Expenses, before voluntary assumption
   by the Manager(3).................................            0.80%
0.80%         0.82%        0.80%       0.83%
Expenses, net of voluntary assumption
   by the Manager....................................            0.78%
0.79%         0.80%        0.79%       0.80%

1. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns reflect changes in net investment income only. Total returns are not annualized for periods of less than one full year.

2. Annualized for periods less than one full year.

3. The expense ratio reflects the effect of gross expenses paid indirectly by the Trust.




See accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
Centennial California Tax Exempt Trust

1. SIGNIFICANT ACCOUNTING POLICIES

Centennial  California  Tax Exempt  Trust (the  Trust) is  registered  under the
Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The Trust's investment objective is to seek the maximum current interest income exempt from Federal and California personal income taxes for individual investors as is consistent with preservation of capital. The Trust's investment advisor is Centennial Asset Management Corporation (the Manager), a subsidiary of OppenheimerFunds, Inc. (OFI). The following is a summary of significant accounting policies consistently followed by the Trust.

Securities Valuation. Portfolio securities are valued on the basis of amortized cost, which approximates market value.

Federal Taxes. The Trust intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, to shareholders. Therefore, no federal income or excise tax provision is required. As of June 30, 1999, the Trust had available for federal income tax purposes, an unused capital loss carryover of approximately $24,000, which expires between 2006 and 2007.

Distributions to Shareholders. Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

Expense Offset Arrangements. Expenses paid indirectly represent a reduction of custodian fees for earnings on cash balances maintained by the Trust.

Other. Investment transactions are accounted for as of trade date. Realized gains and losses on investments are determined on an identified cost basis, which is the same basis used for federal income tax purposes.

There are certain risks arising from geographic concentration in any state. Certain revenue or tax related event in a state may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Centennial California Tax Exempt Trust

2. SHARES OF BENEFICIAL INTEREST

The Trust has authorized an unlimited number of no par value shares of beneficial interest. Transactions in shares of beneficial interest were as follows:

                                       Year Ended June 30, 1999             Year
Ended June 30, 1998
                                    -------------------------------
-------------------------------
                                       Shares            Amount
Shares            Amount
                                    ------------      -------------
------------      -------------
Sold..........................       545,122,539      $ 545,122,539
587,035,412      $ 587,035,412

Dividends and distributions
 reinvested...................         3,938,512          3,938,512
4,414,987          4,414,987

Redeemed......................      (549,043,870)      (549,043,870)
(567,538,300)      (567,538,300)
                                    ------------      -------------
------------      -------------

Net increase..................            17,181      $      17,181
23,912,099      $  23,912,099
                                    ============      =============
============      =============

3. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Management fees paid to the Manager were in accordance with the investment advisory agreement with the Trust which provides for a fee of 0.50% of the first $250 million of net assets; 0.475% of the next $250 million of net assets; 0.45% of the next $250 million of net assets; 0.425% of the next $250 million of net assets and 0.40% of net assets in excess of $1 billion. The Manager has voluntarily undertaken to assume Trust expenses in excess of 0.80% of average annual net assets. The Trust's management fee for the year ended June 30, 1999 was 0.50% of average annual net assets.

Shareholder Services, Inc. (SSI), a subsidiary of OFI, is the transfer and shareholder servicing agent for the Trust and for other registered investment companies. SSI's total costs of providing such services are allocated ratably to these companies.

Under an approved plan of distribution, the Trust may expend up to 0.20% of its net assets annually to reimburse the Manager, as distributor, for costs incurred in connection with the personal service and maintenance of accounts that hold shares of the Trust, including amounts paid to brokers, dealers, banks and other institutions.

                                   Appendix A

                        Description of Securities Ratings

Below is a description of the two highest rating categories for Short Term Debt and Long Term Debt by the "Nationally-Recognized Statistical Rating Organizations" which the Manager evaluates in purchasing securities on behalf of the Trust. The ratings descriptions are based on information supplied by the ratings organizations to subscribers.

Short-Term Debt Ratings.

Moody's Investors Service, Inc.
--------------------------------------------------------------------------------

The following rating designations for commercial paper (defined by Moody's as promissory obligations not having original maturity in excess of nine months), are judged by Moody's to be investment grade, and indicate the relative repayment capacity of rated issuers:

Prime-1: Superior capacity for repayment. Capacity will normally be evidenced by the following characteristics: (a) leveling market positions in well-established industries; (b) high rates of return on funds employed; (c) conservative capitalization structures with moderate reliance on debt and ample asset protection; (d) broad margins in earning coverage of fixed financial charges and high internal cash generation; and (e) well established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2: Strong capacity for repayment. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Moody's ratings for state and municipal short-term obligations are designated "Moody's Investment Grade" ("MIG"). Short-term notes which have demand features may also be designated as "VMIG". These rating categories are as follows:

MIG1/VMIG1: Best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG2/VMIG2: High quality. Margins of protection are ample although not so large as in the preceding group.

Standard & Poor's Ratings Services
--------------------------------------------------------------------------------

The following ratings by Standard & Poor's for commercial paper (defined by S&P as debt having an original maturity of no more than 365 days) assess the likelihood of payment:

A-1: Strong capacity for timely payment. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2: Satisfactory capacity for timely payment. However, the relative degree of safety is not as high as for issues designated "A-1".

S&P's ratings for Municipal Notes due in three years or less are:

SP-1: Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

SP-2:             Satisfactory capacity to pay principal and interest.

S&P assigns "dual ratings" to all municipal debt issues that have a demand or double feature as part of their provisions. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. With short-term demand debt, S&P's note rating symbols are used with the commercial paper symbols (for example, "SP-1+/A-1+").


Fitch IBCA, Inc.
--------------------------------------------------------------------------------

Fitch assigns the following short-term ratings to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes:

F-1+: Exceptionally strong credit quality; the strongest degree of assurance for timely payment.

F-1: Very strong credit quality; assurance of timely payment is only slightly less in degree than issues rated "F-1+". F-2: Good credit quality; satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned "F-1+" or "F-1" ratings.


Duff & Phelps, Inc.
--------------------------------------------------------------------------------

The following ratings are for commercial paper (defined by Duff & Phelps as obligations with maturities, when issued, of under one year), asset-backed commercial paper, and certificates of deposit (the ratings cover all obligations of the institution with maturities, when issued, of under one year, including bankers' acceptance and letters of credit):

Duff 1+: Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

Duff 1: Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

Duff 1-: High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

Duff 2: Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.


Thomson BankWatch, Inc.
--------------------------------------------------------------------------------

The following short-term ratings apply to commercial paper, certificates of deposit, unsecured notes, and other securities having a maturity of one year or less.

TBW-1: The highest category; indicates the degree of safety regarding timely repayment of principal and interest is very strong.

TBW-2: The second highest rating category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1".

Long Term Debt Ratings

These ratings are relevant for securities purchased by the Trust with a remaining maturity of 397 days or less, or for rating issuers of short-term obligations.

Moody's  Investors Service, Inc.
--------------------------------------------------------------------------------

Bonds (including municipal bonds) are rated as follows:

Aaa: Judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong positions of such issues.

Aa: Judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

Moody's applies numerical modifiers "1", "2" and "3" in its "Aa" rating classification. The modifier "1" indicates that the security ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates that the issue ranks in the lower end of its generic rating category.

                       Standard & Poor's Ratings Services
--------------------------------------------------------------------------------

Bonds (including municipal bonds) are rated as follows:

AAA: The highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA: A strong capacity to pay interest and repay principal and differ from "AAA" rated issues only in small degree.

Fitch IBCA, Inc.
-------------------------------------------------------------------------------

AAA: Considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA: Considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA". Plus (+) and minus (-) signs are used in the "AA" category to indicate the relative position of a credit within that category.

Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+".

                               Duff & Phelps, Inc.
--------------------------------------------------------------------------------

AAA: The highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

AA: High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions. Plus (+) and minus (-) signs are used in the "AA" category to indicate the relative position of a credit within that category.

                             Thomson BankWatch, Inc.
--------------------------------------------------------------------------------

TBW issues the following ratings for companies. These ratings assess the likelihood of receiving payment of principal and interest on a timely basis and incorporate TBW's opinion as to the vulnerability of the company to adverse developments, which may impact the market's perception of the company, thereby affecting the marketability of its securities.

A: Possesses an exceptionally strong balance sheet and earnings record, translating into an excellent reputation and unquestioned access to its natural money markets. If weakness or vulnerability exists in any aspect of the company's business, it is entirely mitigated by the strengths of the organization.

A/B: The company is financially very solid with a favorable track record and no readily apparent weakness. Its overall risk profile, while low, is not quite as favorable as for companies in the highest rating

                                   Appendix B

--------------------------------------------------------------------------------
                            Industry Classifications
--------------------------------------------------------------------------------

Adult Living Facilities Education Electric Gas General Obligation Higher Education Highways Hospital Lease Rental Manufacturing, Durables Manufacturing, Non Durables Marine/Aviation Facilities Multi-Family Housing Pollution Control Resource Recovery Sales Tax Sewer Single Family Housing Special Assessment Telephone Water

                                   Appendix C

--------------------------------------------------------------------------------
                           TAX EQUIVALENT YIELD TABLES
--------------------------------------------------------------------------------


The equivalent yield tables below compare tax-free income with taxable income under 1999 federal individual income tax rates, and 1998 California state individual income tax rates. "Combined Taxable Income" refers to the net amount subject to Federal and California income taxes after deductions and exemptions. The tables assume that an investor's highest tax bracket applies to the change in taxable income resulting from a switch between taxable and non-taxable investments, and that state tax payments are currently deductible for federal tax purposes and that the investor is not subject to Federal or state alternative minimum tax. The income tax brackets are subject to indexing in future years to reflect changes in the Consumer Price Index. The brackets do not reflect the phase out of itemized deductions and personal exemptions at higher income levels, resulting in higher effective tax rates (and tax equivalent yields). For the years beginning after January 1, 1996, the top marginal California personal tax rate was reduced to 9.30% and the top combined marginal tax rate was 45.22%. The 1998 California rates are not yet available.


Combined Taxable Income
                                         Centennial  California Tax-Exempt Trust
Yield of:
Joint Return      Effective Tax Bracket      2.0%    2.5%   3.0%    3.5%   4.0%
            -----------------------------
4.5%

         But               Cali-
Over Not Over Federal fornia Combined Is Approximately Equivalent to a Taxable Yield of:


$ 24,322 $ 38,386 15.00%   4.00%   18.40%    2.45%   3.06%  3.68%   4.29%  4.90%
5.51%
$ 38,386 $ 43,050 15.00%   6.00%   20.10%    2.50%   3.13%  3.75%   4.38%  5.01%
5.63%
$ 43,050 $ 53,288 28.00%   6.00%   32.32%    2.96%   3.69%  4.43%   5.17%  5.91%
6.65%
$ 53,288 $ 67,346 28.00%   8.00%   33.76%    3.02%   3.77%  4.53%   5.28%  6.04%
6.79%
$ 67,346 $104,050 28.00%   9.30%   34.70%    3.06%   3.83%  4.59%   5.36%  6.13%
6.89%
$104,050 $158,550 31.00%   9.30%   37.42%    3.20%   3.99%  4.79%   5.59%  6.39%
7.19%
$158,550 $283,150 36.00%   9.30%   41.95%    3.45%   4.31%  5.17%   6.03%  6.89%
7.75%
$283,150          39.60%   9.30%   45.22%    3.65%   4.56%  5.48%   6.39%  7.30%
8.21%



Single Return:

         But
Over     Not Over

$
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
17

C-1


19,193   $ 25,750 15.00%   6.00%   20.10%    2.50%   3.13%  3.75%   4.38%  5.01%
5.63%
$ 25,750 $ 26,644 28.00%   6.00%   32.32%    2.96%   3.69%  4.43%   5.17%  5.91%
6.65%
$ 26,644 $ 33,673 28.00%   8.00%   33.76%    3.02%   3.77%  4.53%   5.28%  6.04%
6.79%
$ 33,673 $ 62,450 28.00%   9.30%   34.70%    3.06%   3.83%  4.59%   5.36%  6.13%
6.89%
$ 62,450 $130,250 31.00%   9.30%   37.42%    3.20%   3.99%  4.79%   5.59%  6.39%
7.19%
$130,250 $283,150 36.00%   9.30%   41.95%    3.45%   4.31%  5.17%   6.03%  6.89%
7.75%
$283,150          39.60%   9.30%   45.22%    3.65%   4.56%  5.48%   6.39%  7.30%
8.21%

-------------------------------------------------------------------------------
Centennial California Tax Exempt Trust
-------------------------------------------------------------------------------

Investment Advisor and Distributor
Centennial Asset Management Corporation
6803 South Tucson Way
Englewood, Colorado 80112

                                 Sub-Distributor
OppenheimerFunds Distributor, Inc.
P.O. Box 5254
Denver, Colorado 80217

Transfer Agent
Shareholder Services, Inc.
P.O. Box 5143
Denver, Colorado 80217

1-800-525-9310


Custodian of Portfolio Securities
Citibank, N.A.
399 Park Avenue
New York, New York 10043

Independent Auditors
Deloitte & Touche LLP
555 Seventeenth Street
Denver, Colorado 80202

Legal Counsel
Myer, Swanson, Adams & Wolf, P.C.
1600 Broadway
Denver, Colorado 80202


PX0180.001.1199